UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-5085

Capital Income Builder, Inc.
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Eric A.S. Richards, Esq.
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

Capital Income Builder

The return of dividends

[photo of grass field - a row of trees in the background]
Annual report for the year ended October 31, 2005

Capital Income Builder® seeks to provide a growing dividend — with higher income distributions every quarter to the extent possible — together with a current yield exceeding that of U.S. stocks generally.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2005 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	+7.58%	+9.18%	+10.64%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 27 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2005, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.52%, which reflects a fee waiver (3.50% without the fee waiver).

Results for other share classes can be found on page 34. Please see the inside back cover for important information about other share classes.

The return of principal for the bond holdings in Capital Income Builder is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

[photo of a grass field - a line of trees in the background]

Fellow shareholders:

In the face of rising interest rates, ongoing conflicts in the Middle East, a renewed energy crisis and a somber litany of natural disasters impacting populations around the globe, the financial markets were notably benign this past year. In this environment, Capital Income Builder fared respectably, delivering on our commitment to provide above-average yield and long-term, growing dividends. For the 12 months ended October 31, the fund provided a 9.11% total return, which compares favorably with the 8.72% return of the unmanaged Standard & Poor’s 500 Composite Index (S&P 500) and the 5.08% return of the Lipper Income Funds Average over the same period.

The chart below summarizes the fiscal year results and also provides a longer term perspective of the fund’s record with five-year, 10-year and lifetime data. Capital Income Builder exceeded these particular benchmarks for each of these periods. It is important to remember, though, that it is not the objective of funds such as Capital Income Builder to “beat” a stock market benchmark such as the S&P 500. Rather it is the objective of this fund to provide an attractive long-term return by pursuing a conservative strategy focused on providing above-average current income and growth of dividends over the years.

The fund’s dividend yield of 3.53% is double the S&P 500’s 1.77% yield. It also substantially exceeds the 2.44% yield of the Lipper Income Funds Average. The advantage of pursuing above-average current income is the stability that income provides to a portfolio’s total return, as is most clearly seen in the fund’s five-year return relative to the S&P 500. The advantage of pursuing growth of dividends is the power that compound growth provides to long-term investment results, as is most clearly seen in the fund’s lifetime result relative to the Lipper Income Funds Average.

[Begin Sidebar]
Results at a glance (for periods ended October 31, 2005, with all distributions reinvested)

Average annual total return
Lifetime
	1-year			(since July 30,
	total return	5 years	10 years	1987)

Capital Income Builder	+9.11%	+10.06%	+11.03%	+11.33%
Standard & Poor’s 500 Composite Index[1]	+8.72	- 1.73	+9.34	+10.10
Lipper Income Funds Average[2]	+5.08	+3.82	+6.66	+9.49
Consumer Price Index (inflation)[3]	+4.35	+2.74	+2.63	+3.11

1 The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses, and cannot be invested in directly.
2 Averages are based on total return and do not reflect the effect of sales charges.
3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

A special dividend distribution in December

Continuing a trend we were able to resume last year, Capital Income Builder’s income distribution grew steadily throughout the year. However, the income generated by portfolio holdings exceeded our estimates by such a margin that, for the first time in the fund’s history, the Board of Directors has authorized a special dividend of 25 cents per share to be distributed along with the regular December dividend distribution of 47.5 cents per share. For calendar year 2005, that brings total income distributions to $2.12 per share, the most in the fund’s history. The year-over-year increase in income of 18.8% (adjusting for capital gain distributions) is also the greatest since the inception of the fund.

It is the nature of a special dividend distribution that it derives from conditions deemed non-recurring, so we would caution our shareholders not to expect the same level of income in the coming year. The Board has already authorized a regular 47.5 cents per share dividend for distribution in March. This is equal to December’s regular dividend, though it comes to approximately a 1.2% increase when adjusted for the December capital gain distribution.

Seeking income and growth

Identifying those investments that offer both high current yield and dividend growth is a global effort involving some 43 research analysts in 31 countries. Not many investments today are able to deliver both, so investment selection often entails matching up companies that in combination satisfy both income objectives of the fund. That is to say, some of the fund’s investments provide high levels of income with no growth or just a little, while others provide more modest current income with prospects for greater growth.

[Begin Sidebar]
Capital Income Builder’s quarterly dividends compared with inflation (dividends as declared and adjusted for reinvested capital gains)

(cents per share)

[begin bar chart]
Fiscal Quarters	Dividend	Additional income earned on initial shares if capital gain distributions were reinvested	Special one-time dividend (not adjusted for reinvestment of capital gains	Inflation = Consumer Price Index (through September 2005)

9/87	22.0	22.0
12/87	28.0	28.0		115.4
3/88	28.5	28.5		116.5
6/88	29.0	29.0		118.0
9/88	29.5	29.5		119.8
12/88	30.0	30.0		120.5
3/89	30.5	30.5		122.3
6/89	31.0	31.0		124.1
9/89	31.5	31.5		125.0
12/89	32.5	32.5		126.1
3/90	33.0	33.0		128.7
6/90	33.5	33.5		129.9
9/90	34.0	34.0		132.7
12/90	34.5	34.5		133.8
3/91	35.0	35.0		135.0
6/91	35.5	35.5		136.0
9/91	36.0	36.0		137.2
12/91	36.5	36.5		137.9
3/92	37.0	37.3		139.3
6/92	37.5	37.8		140.2
9/92	38.0	38.3		141.3
12/92	38.5	38.8		141.9
3/93	39.0	39.5		143.6
6/93	39.5	40.0		144.4
9/93	40.0	40.5		145.1
12/93	40.5	41.0		145.8
4/94	41.0	41.6		147.2
6/94	41.5	42.1		148.0
9/94	42.0	42.6		149.4
12/94	42.5	43.1		149.7
3/95	43.0	43.8		151.4
6/95	43.5	44.3		152.5
9/95	44.0	44.8		153.2
12/95	44.5	45.3		153.5
3/96	45.0	46.4		155.7
6/96	45.5	47.0		156.7
8/96	46.0	47.5		157.8
12/96	46.5	48.0		158.6
3/97	46.5	48.9		160.0
6/97	47.0	49.4		160.3
9/97	47.5	49.9		161.2
12/97	48.0	50.4		161.3
3/98	48.0	52.2		162.2
6/98	48.5	52.7		163.0
9/98	49.0	53.3		163.6
12/98	49.5	53.8		163.9
3/99	48.0	55.3		165.0
6/99	48.5	55.9		166.2
9/99	49.0	56.5		167.9
12/99	49.5	57.1		168.3
3/00	49.5	59.2		171.2
6/00	50.0	59.8		172.4
9/00	50.5	60.4		173.7
12/00	51.0	61.0		174.0
3/01	51.5	62.9		176.2
6/01	52.0	63.5		178.0
9/01	52.5	64.2		178.3
12/01	52.5	64.2		176.7
3/02	51.0	64.0		178.8
6/02	51.0	64.0		179.9
9/02	51.0	64.0		181.0
12/02	51.0	64.0		180.9
3/03	50.5	64.2		184.2
6/03	50.5	64.2		183.7
9/03	50.5	64.2		185.2
12/03	45.0	57.2		184.3
3/04	45.0	57.4		187.4
6/04	45.0	57.4		189.7
9/04	45.5	58.1		189.9
12/04	46.0	58.7		190.3
3/05	46.0	59.7		193.3
6/05	46.5	60.4		194.5
9/05	47.0	61.0		198.8
12/05	47.5	61.7	25.0
[end bar chart]

(Index: December 1987=100)

Fiscal quarters:
Dec = November-January
Mar = February-April
June =  May-July
Sep = August-October

*Not a full quarter.
[End Sidebar]

By way of example, the fund’s bond portfolio provides high current income that offers not only stability, but also more flexibility for our equity analysts and managers to seek growing dividends. The portion of the portfolio invested by our fixed-income managers achieved a respectable return of 1.4% over the past 12 months. By comparison, the unmanaged Lehman Aggregate Bond Index was up 1.1%.

The year’s biggest contributors

Our largest concentrations of equity investments were in the financials, utilities, telecommunications and consumer staples sectors. Larger holdings that provided exceptional results this year included Altria Group (+54.9% price, 4.3% yield, 7.9% dividend growth), Royal Dutch Shell (+37.9% price, 3.2% yield, 20.8% dividend growth), Exelon (+31.3% price, 3.1% yield, 44.8% dividend growth), Société Générale (+22.8% price, 3.3% yield, 32.0% dividend growth) and Koninklijke KPN (+18.7% price, 4.3% yield, 21.2% dividend growth).†

† Price and yield information are determined using U.S. dollar values; dividend growth information reflects changes in the local market amounts and does not reflect translation into U.S. dollars.

On the other side of the ledger, large holdings that were a disappointment included Fannie Mae and SBC Communications. Fannie Mae this past year came under intense regulatory scrutiny and was forced to halve its dividend. Shares of Fannie Mae declined 32.3% for the 12 months. We failed to anticipate the severity of developments, but believe that the business of Fannie Mae remains robust and that the company will be able to restore its dividend sometime in the future.

SBC Communications, although the share price declined 5.6%, provided a yield of 5.4%, so it had a fairly neutral impact on the portfolio. Moreover, the company increased its dividend 3% in the first quarter. Investors remain concerned about the future of the company’s core landline telecom business, but we would observe that the company continues to provide consistent dividend increases and is rapidly investing cash in other more dynamic aspects of telecom services, such as Internet access. The company recently completed its acquisition of AT&T and has changed its own name to AT&T, Inc.

[Begin Sidebar]
A lifetime of high current income
(Capital Income Builder’s 12-month dividend rate versus its benchmarks — years ended October 31)

[begin line chart]
Date	Capital Income Builder	S&P 500	Lipper Income Funds Average

10/31/88	5.08%	3.29%	6.87%
04/30/89	5.11	3.27	7.00
10/31/89	5.14	3.21	6.98
04/30/90	5.29	3.47	7.65
10/31/90	5.60	3.91	8.23
04/30/91	4.91	3.25	7.29
10/31/91	5.07	3.09	6.83
04/30/92	4.90	2.93	6.47
10/31/92	4.69	2.95	6.47
04/30/93	4.18	2.83	5.61
10/31/93	4.05	2.68	4.77
04/30/94	4.98	2.82	4.76
10/31/94	5.05	2.76	4.67
04/30/95	5.07	2.59	4.82
10/31/95	4.77	2.35	4.46
04/30/96	4.71	2.17	4.34
10/31/96	4.56	2.10	4.31
04/30/97	4.38	1.89	4.24
10/31/97	4.06	1.68	4.00
04/30/98	3.79	1.44	3.99
10/31/98	4.43	1.48	4.11
04/30/99	3.96	1.23	3.80
10/31/99	3.87	1.22	4.03
04/30/00	4.69	1.15	4.26
10/31/00	4.58	1.15	4.34
04/30/01	4.47	1.27	4.29
10/31/01	5.18	1.49	4.32
04/30/02	4.52	1.46	3.51
10/31/02	4.55	1.81	3.58
04/30/03	4.83	1.79	3.22
10/31/03	4.48	1.61	2.81
04/30/04	4.00	1.64	2.60
10/31/04	3.55	1.68	2.40
04/30/05	3.51	1.76	2.36
10/31/05	3.53	1.77	2.44

All numbers calculated by Lipper.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested (percent invested by country)

		October 31, 2005

Equities
	United States	28.5
	Europe	25.4
	Asia/Pacific	11.3
	Other	2.3
	Total equities	67.5%

Bonds
	United States	20.1
	Other	1.8
	Total bonds	21.9%

Cash & equivalents		10.6%

Total		100.0%

Largest equity holdings (as of October 31, 2005)

	Percent	12-month
	of net	stock price	Current
Company	assets	change[1]	yield

Altria Group	1.7	+54.9%	4.3%
E.ON	1.6	+11.1	3.0
Royal Dutch Shell	1.4	+37.9	3.2
SBC Communications	1.2	-5.6	5.4
BellSouth	1.1	-2.4	4.5
Exelon	1.1	+31.3	3.1
Koninklijke KPN	.9	+18.7	4.3
National Grid Transco	.9	+5.0	5.2
Société Générale	.9	+22.8	3.3
Fannie Mae	.9	-32.3[2]	2.3

1Computed in U.S. dollar equivalents.
2Reflects common stock price change.
[End Sidebar]

A global profile

This fiscal year saw the continuation of a trend mentioned in last year’s report: the growing importance of non-U.S. equities to the fund’s growth of income objective. Despite the growing number of companies in the U.S. that have initiated or increased dividends, yields remain substantially higher and growth prospects greater in many non-U.S. markets. As noted in the table at left, the geographic distribution of non-U.S. equities remains weighted toward Europe, but the amount invested in Asia and Pacific markets increased the most.

As previously mentioned, the fund has produced an average annual total return of 11.33% since its inception in 1987, an achievement of which we are quite proud. Our consistent results stem from a commitment to in-depth research of current and prospective investments, a global capacity for finding investment opportunities and an emphasis on quality investments that will provide increasing income into the future. Going forward, we will continue to focus on those well-managed companies that are inclined to share their profits with their shareholders. We look forward to supporting your goals in the years to come and value the trust you have placed in us.

Cordially,

/s/ James B. Lovelace
James B. Lovelace
Vice Chairman of the Board

/s/ Catherine M. Ward
Catherine M. Ward
President

December 8, 2005

For current information about the fund, visit americanfunds.com.

Mary Myers Kauppila, an independent Director of the fund since 1992, has been elected non-executive chairman of the Board. James B. Lovelace, the previous chairman, has been elected vice chairman and will remain principal executive officer. As independent Board chair, Ms. Kauppila will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. She will remain unaffiliated with Capital Research and Management Company, the fund’s investment adviser, and any of its affiliates.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2005)*

	1 year	5 years	10 years
Class A shares	2.83%	8.76%	10.37%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 27 for details.

[begin mountain chart]
Date	Capital Income Builder with dividends reinvested	Standard & Poor's 500 Composite Index with dividends reinvested (2)	Lipper Income Funds Average (3)	Capital Income Builder with dividends in cash	Original investment

7/30/87	$9,425	$10,000	$10,000	$9,425	$10,000
10/31/87	$8,990	$7,995	$9,260	$8,842	$10,000
10/31/88	$10,093	$9,175	$10,572	$9,429	$10,000
10/31/89	$11,782	$11,592	$12,232	$10,438	$10,000
10/31/90	$11,590	$10,725	$11,556	$9,738	$10,000
10/31/91	$14,973	$14,309	$14,937	$11,946	$10,000
10/31/92	$16,989	$15,733	$16,783	$12,925	$10,000
10/31/93	$19,973	$18,079	$19,999	$14,509	$10,000
10/31/94	$20,066	$18,776	$19,626	$13,824	$10,000
10/31/95	$23,478	$23,735	$22,943	$15,392	$10,000
10/31/96	$27,409	$29,450	$26,207	$17,077	$10,000
10/31/97	$33,748	$38,904	$31,347	$20,207	$10,000
10/31/98	$38,238	$47,459	$34,358	$21,932	$10,000
10/31/99	$39,199	$59,638	$35,502	$21,584	$10,000
10/31/00	$41,384	$63,265	$37,821	$21,776	$10,000
10/31/01	$44,438	$47,519	$38,708	$22,308	$10,000
10/31/02	$44,507	$40,345	$36,973	$21,313	$10,000
10/31/03	$52,484	$48,732	$44,089	$23,999	$10,000
10/31/04	$61,253	$53,318	$49,147	$26,992	$10,000
10/31/05	$66,822	$57,965	$52,335	$28,452	$10,000
[end mountain chart]

Year ended
October 31	1987[4]	1988	1989	1990	1991	1992	1993	1994	1995
Total value
Dividends
reinvested[5]	$92	494	556	633	708	792	880	974	1,079
Value at
year-end[1,5]	$8,990	10,093	11,782	11,590	14,973	16,989	19,973	20,066	23,478
CIB
total return	(10.1)%	12.3	16.7	(1.6)	29.3	13.5	17.6	0.5	17.0

Year ended
October 31	1996	1997	1998	1999	2000	2001	2002	2003	2004
Total value
Dividends
reinvested[5]	1,200	1,324	1,468	1,624	1,809	2,017	2,152	2,261	2,117
Value at
year-end[1,5]	27,409	33,748	38,238	39,199	41,384	44,438	44,507	52,484	61,253
CIB
total return	16.8	23.2	13.3	2.5	5.6	7.4	0.2	17.9	16.7

Year ended
October 31	2005
Total value
Dividends
reinvested[5]	2,288
Value at
year-end[1,5]	66,822

CIB
total return	9.1

Average annual total return for fund’s lifetime 11.0%

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses, and cannot be invested in directly.
3 Calculated by Lipper with all distributions reinvested. The Lipper Income Funds Average (as shown) only includes funds that have been in existence since July 30, 1987. The average does not reflect sales charges.
4 For the period July 30, 1987 (when the fund began operations) through October 31, 1987.
5 The fund’s dividends are accrued daily but paid quarterly. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Capital Income Builder: The return of dividends

[large photo of an ariel view of a grass field]

[small close-up photo of a grass field]

This has been another strong year for dividends. For the second year in a row, a growing number of companies have either increased their dividends or begun paying dividends. In addition, more investors are paying attention to the solid companies that are capable of paying dividends. That’s a big change from the late-1990s, when investors by and large shunned yields and many companies refrained from paying dividends, so that stock market yields in the U.S. plunged to unprecedented lows.

“If stock returns continue to be modest, dividends will play a more significant role in total return than they did in the 1990s,” says Jim Lovelace, vice chairman of Capital Income Builder. “When markets are appreciating rapidly, dividends appear less meaningful than during normal periods.”

History shows, though, that over longer periods of time dividends have always been an essential component of total return, regardless of which direction the market has headed. Between 1926 and 2004, dividends accounted for roughly 40% of the average annual total return of the U.S. stock market, as represented by Standard & Poor’s 500 Composite Index.

Where have all the dividends gone?

Until the 1990s, investing in stocks was as much about earning dividends as generating capital gains. But the popularity of dividends faded during the 1990s as more and more investors were drawn to rapidly growing technology companies, most of which had explosive prospects but were incapable of paying dividends.

“In the 1990s, everyone decided that new technologies were the hot place to invest,” Jim says. “Since new technology companies usually can’t pay dividends, a company that didn’t pay dividends was thought to be part of a bold trend.

Dividends are not only a major component of the stock market’s long-term return, they are also a good indicator of a company’s financial health.

[photo of a dirt road with fields on either side]

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Even companies that had the cash flow to pay dividends decided not to. Software developer Microsoft, accumulating billions of dollars in cash on its balance sheet, was a prime example.”

Dividends hold up

This strategy worked until 2000 when, led by the technology sector, over-valued growth stocks began a sharp two-and-a-half-year decline. During this decline, dividend- and value-oriented portfolios comparable to Capital Income Builder’s fared relatively well. From the market high on March 24, 2000, to its low on October 9, 2002, the unmanaged S&P 500 lost 47.4% of its value while Capital Income Builder gained 9.8%.

More investors — and more companies — have since recognized that dividends are a nice thing to have after all. In 2003, Microsoft, which had been a large part of the trend against dividends, decided to begin distributions. In December 2004, Microsoft paid a huge one-time dividend of $32 billion, or $3 per share to shareholders, the largest single dividend payout in corporate history. Other previously non-dividend-paying companies that also changed course included Viacom, QUALCOMM and Best Buy in 2003, and KLA-Tencor and Applied Materials in 2005.

“I think one reason more companies are paying dividends is that dividend-paying companies held up comparatively well in the bear market. That is one of the hallmarks of dividends: providing a return even when markets are not favorable,” Jim explains. In uncertain times, this yield support can be helpful.

Another impetus for the dividend resurgence, of course, has been the Jobs & Growth Tax Relief Reconciliation Act of 2003, which lowered the maximum tax rate for long-term capital gains and qualified dividends to 15%. Prior to that, dividends were taxed as ordinary income at rates as high as 38.6%. With a more level playing field between the taxation of dividends and capital gains, companies can more clearly decide what allocation of capital is best for shareholders over the long-term rather than what is more “tax-efficient.”

Dividends are an indicator of a company’s health

Dividends are not only a major component of the stock market’s long-term return, they are also a good indicator of a company’s financial health. “Historically, the lack of a dividend was regarded as a sign of financial weakness,” notes Jim. “I think that is still the case today.” Companies pay dividends after accounting for operating expenses and any expansion plans. When a company consistently has dividends to return to investors, it is a sign of healthy cash flows and strong management. A company that’s generating good cash flow and growing its dividend is in all likelihood a successful company, which means that over time — over a complete market cycle, for example — its stock price should also do well.

Dividends help managements remain shareholder-oriented. “It can be a strong financial discipline,” observes Jim. “There are countless examples of companies going on an acquisition binge to the detriment of shareholder value, when it probably would have been more prudent to pay dividends to their shareholders.”

In contrast to dividends, stock prices are essentially an indication of how much investors think a company is worth at any given moment. Stock prices can therefore be volatile, as investors’ views can change quickly and capriciously. Dividends, however, are not based on investors’ perceptions. “They are based on a company’s actual operations and available cash, so they do not fluctuate the way stock prices do,” Jim says. In fact, unlike the price of a stock, a dividend cannot result in a negative return. “A stock’s price can go up, but it can also go down,” observes Jim. “When a stock’s price goes down, an investor can lose money. A dividend can only provide a positive return.”

How we search out the best opportunities

On-the-ground research can help Capital Income Builder avoid companies that are paying unsustainable dividends. For example, in the 1990s utilities were known for their reliable earnings and large dividends. But as these companies diverted cash into expansion opportunities to combat growing competition, they took on greater levels of debt to maintain their dividends. “The payout ratio, that is to say the percentage of the total profits represented by dividends, reached 80% or 90%,” says Jim. “That’s a clear danger sign. Investors may get their dividend but then risk seeing it slashed in the future along with the share price.”

Growth of dividends

There are relatively few individual securities that provide a high current yield and grow their dividends, so the challenge of the fund’s investment professionals is to build a portfolio of companies that, as a whole, meet both criteria. That requires countless hours of in-depth, company-by-company research.

The search often begins on familiar terrain. Electric utilities, oil and gas companies, real estate investment trusts and banks are examples of “classic” yield sectors in that many of them have traditionally paid generous dividends — and increased them — in order to make their stocks appealing to investors. Not surprisingly, these have been consistently represented in Capital Income Builder’s portfolio.

[photo of a dirt road with fields on either side]

Other areas can also prove to be fertile ground from time to time. Industries experiencing unusual market volatility or downswings in their business cycles can be promising, since yields often go up as stock prices go down.

Although the majority of assets have typically been held in U.S.-based companies, the fund has the flexibility to invest anywhere in the world our analysts find attractive securities. “This freedom has really helped us add value,” Jim explains, “because our research capabilities are so far-flung, and because no one can accurately predict how things will change. When the fund started, U.S. stocks provided some of the most reliable dividends in the world; now, the U.S. is a relatively paltry source of dividend income, and superior yields and dividend growth come from companies based in Europe and Asia.”

The future is promising

Even though U.S. companies are paying more dividends than a few years ago, the yield for the S&P 500 is still under 2%. That’s up from a low of about 1% in 2000 but still below its 25-year average of about 3%, which is the current average of European companies. “Today, companies in many countries are more willing to return the profits to investors, while U.S. companies are learning how to do that all over again,” Jim says. “U.S. companies still have a long way to go in this respect.”

The good news for dividend enthusiasts like those who manage your fund’s assets is that there is ample room for growth. Currently 385 companies in the S&P 500 pay dividends, down from 469 in 1980. And even though companies are paying out billions to shareholders, dividends make up only about 32% of payers’ profits. Historically, companies have paid out about 54% of their profits as dividends.*

*Wall Street Journal, November 28, 2005.

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[photo of Jim Lovelace]
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Jim Lovelace
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[photo of Joyce Gordon]
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Joyce Gordon
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[photo of Mark Macdonald]
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Mark Macdonald
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[photo of Steve Watson]
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Steven Watson
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[photo of Timothy Armour]
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Timothy Armour
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[photo of Michael Cohen]
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Michael Cohen
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[photo of David Hoag]
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David Hoag
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[photo of David Riley]
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David Riley
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A wealth of experience

If research encourages diversity among holdings, the multiple portfolio counselor system, the management approach used by all of the American Funds, helps pull it together. Your fund has eight portfolio counselors, each of whom independently manages a portion of the assets within the fund’s objectives. An additional segment is managed by 43 research analysts, who bring their industry experience to bear on the myriad investment decisions made each and every day.

Given Capital Income Builder’s income directive, these multiple perspectives provide critical checks and balances throughout the investment process. The result is a complementary blend of investment styles that over full market cycles has delivered a consistency that a single manager would find almost impossible to match.

	Years with fund as	Years with American	Years of investment
Portfolio counselor	portfolio counselor*	Funds or affiliates*	experience*

Jim Lovelace	14	24	24
Joyce Gordon	6	26	26
Mark Macdonald	6	12	20
Steven Watson	8	16	18
Timothy Armour	Less than 1 year	23	23
Michael Cohen	2	6	15
David Hoag	2	14	18
David Riley	2	11	11

*As of January 2006.

Summary investment portfolio, October 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry Sector Diversification (percent of net assets)
Financials	18.68%
Utilities	10.39
Telecommunication services	9.31
Consumer staples	6.92
Industrials	4.77
Convertible securities and preferred stocks	1.10
Bonds & notes	21.85
Other industries	16.39
Short-term liabilities and other assets less liabilities	10.59
[end pie chart]

	Shares	Market	Percent
		value	of net
Common stocks - 66.46%		(000)	assets

Financials - 18.68%
Société Générale	4,189,400	$478,409.86
Bank of America Corp.	10,489,460	458,809.83
Washington Mutual, Inc.	11,300,000	447,480.81
HSBC Holdings PLC (United Kingdom)	14,056,302	220,831
HSBC Holdings PLC (Hong Kong)	13,664,097	213,813.78
Citigroup Inc.	9,025,000	413,165.75
Westpac Banking Corp.	24,916,988	386,220.70
Fannie Mae	7,800,000	370,656.67
Lloyds TSB Group PLC	39,486,400	322,568.58
Fortis	11,215,720	319,355.58
Banco Santander Central Hispano, SA	21,507,614	274,357.49
J.P. Morgan Chase & Co.	5,739,000	210,162.38
Freddie Mac	2,959,300	181,553.33
Other securities		6,041,239	10.92
		10,338,617	18.68

Utilities - 10.39%
E.ON AG	9,579,700	868,274	1.57
Exelon Corp.	11,470,000	596,784	1.08
National Grid Transco PLC	52,477,551	479,265.86
Scottish Power PLC	46,577,000	455,437.82
Veolia Environnement	10,306,100	429,123.77
Southern Co.	11,500,000	402,385.73
Gas Natural SDG, SA	10,120,000	276,265.50
PPL Corp.	8,650,000	271,091.49
Other securities		1,974,242	3.57
		5,752,866	10.39

Telecommunication services - 9.31%
SBC Communications Inc.	28,771,000	686,188	1.24
BellSouth Corp.	23,780,000	618,756	1.12
Koninklijke KPN NV	53,098,400	505,458.91
Verizon Communications Inc.	13,585,000	428,063.77
Chunghwa Telecom Co., Ltd. (ADR)	14,767,600	255,775
Chunghwa Telecom Co., Ltd.	78,348,000	132,805.70
Vodafone Group PLC	121,701,000	319,022
Vodafone Group PLC (ADR)	875,000	22,977.62
KT Corp. (ADR)	12,637,420	272,336
KT Corp.	270,720	10,870.51
Other securities		1,902,842	3.44
		5,155,092	9.31

Consumer staples - 6.92%
Altria Group, Inc.	12,750,500	956,925	1.73
ConAgra Foods, Inc.	17,110,000	398,150.72
Nestlé SA	1,033,000	307,545.55
H.J. Heinz Co.	7,880,000	279,740.51
UST Inc.	6,575,000	272,139.49
Other securities		1,615,734	2.92
		3,830,233	6.92

Industrials - 4.77%
General Electric Co.	12,000,000	406,920.74
Other securities		2,233,884	4.03
		2,640,804	4.77

Energy - 4.57%
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	423,609
Royal Dutch Shell PLC, Class B	6,997,187	228,024
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	122,070	1.40
Husky Energy Inc.	9,315,000	429,790.78
ENI SpA	13,957,000	374,151.67
TOTAL SA (ADR)	1,752,900	220,900
TOTAL SA	375,000	94,144.57
Other securities		635,774	1.15
		2,528,462	4.57

Materials - 2.50%		1,383,859	2.50

Consumer discretionary - 2.22%		1,229,567	2.22

Health care - 1.98%
Bristol-Myers Squibb Co.	16,500,000	349,305.63
Merck & Co., Inc.	10,500,000	296,310.54
Other securities		448,147.81
		1,093,762	1.98

Information technology - 0.92%
Microsoft Corp.	13,185,000	338,855.61
Other securities		172,909.31
		511,764.92

Miscellaneous - 4.20%
Other common stocks in initial period of acquisition		2,323,387	4.20

Total common stocks (cost: $30,338,669,000)		36,788,413	66.46

		Market	Percent
		value	of net
Preferred stocks - 0.17%	Shares	(000)	assets

Financials - 0.10%
Fannie Mae, Series O, 7.00% preferred (1)	245,000	$13,475.02
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred (1) (3)	4,000,000	4,694.01
Other securities		39,153.07
		57,322.10

Miscellaneous - 0.07%
Other preferred stocks in initial period of acquisition		37,198.07

Total preferred stocks (cost: $94,986,000)		94,520.17

		Market	Percent
		value	of net
Convertible securities - 0.93%		(000)	assets

Financials - 0.27%
Fannie Mae 5.375% convertible preferred	965	$88,177.16
Other securities		59,478.11
		147,655.27

Other - 0.60%		333,737.60

Miscellaneous - 0.06%
Other convertible securities in initial period of acquisition		30,855.06

Total convertible securities (cost: $533,200,000)		512,247.93

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 21.85%	(000)	(000)	assets

Mortgage-backed obligations (2) - 5.47%
Fannie Mae 3.112%-11.00% 2012-2041 (3)	$899,027	$890,470	1.61
Freddie Mac 2.842%-7.50% 2015-2036 (3)	272,760	267,918.48
Other securities		1,870,320	3.38
		3,028,708	5.47

Financials - 3.61%
HSBC Bank USA 4.625% 2014 (1)	6,000	5,738
HSBC Finance Corp. 5.00% 2015	4,535	4,377
HSBC Holdings PLC 4.61% (undated) (1)	6,000	5,610
Household Finance Corp. 4.125%-6.50% 2006-2008	97,000	99,229.21
Bank One, National Association 5.50% 2007	20,000	20,204
J.P. Morgan Chase & Co. 3.50%-4.891% 2009-2015	50,000	48,826.12
BankBoston NA 7.00% 2007	7,500	7,793
BankAmerica Corp. 5.875%-7.125% 2006-2011	10,250	10,641
Bank of America Corp. 3.875%-5.25% 2007-2012	44,400	44,044.11
Commercial Credit Co. 6.625% 2006	1,975	2,013
Citigroup Inc. 4.125%-5.125% 2010-2014	31,000	30,463.06
Other securities		1,719,052	3.11
		1,997,990	3.61

Government & government agency bonds & notes - 3.41%
U.S. Treasury:
3.25%-13.87% 2005-2021 (3) (4)	1,093,845	1,151,921
Principal Strip 0% 2015-2029	65,380	35,318	2.15
Freddie Mac 3.375%-6.625% 2006-2014	440,284	449,941.81
Fannie Mae 5.75%-7.125% 2007-2008	110,000	113,173.20
Other securities		135,426.25
		1,885,779	3.41

Asset-backed obligations - 2.18%		1,205,210	2.18

Consumer discretionary - 1.98%		1,098,308	1.98

Telecommunication services - 1.40%
SBC Communications Inc. 4.125%-6.25% 2006-2012	66,900	67,731.12
BellSouth Corp. 4.75% 2012	20,000	19,345.03
Other securities		689,854	1.25
		776,930	1.40

Utilities - 0.96%
Commonwealth Edison Co., Series 99, 3.70% 2008	2,750	2,662
Exelon Generation Co., LLC 6.95% 2011	21,600	23,241
Exelon Corp. 4.45%-6.75% 2010-2015	37,000	37,138.12
Other securities		466,806.84
		529,847.96

Industrials - 0.71%
General Electric Capital Corp. 4.25%-5.00% 2007-2008	57,500	57,593.10
Other securities		335,096.61
		392,689.71

Health care - 0.61%		340,261.61

Other - 1.52%		840,265	1.52

Total bonds & notes (cost: $12,245,739,000)		12,095,987	21.85

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 11.35%	(000)	(000)	assets

Federal Home Loan Bank 3.585%-3.93% due 11/9-12/28/2005 (5)	$453,228	$451,198.81
Variable Funding Capital Corp. 3.67%-4.05% due 11/4/2005-1/12/2006 (1)	365,300	363,700.66
CAFCO LLC 3.68%-4.07% due 11/4/2005-1/17/2006 (1)	287,428	286,333
Ciesco LLC 4.14% due 1/24/2006 (1)	50,000	49,514.61
Wal-Mart Stores Inc. 3.63%-3.89% due 11/8-12/13/2005 (1)	306,800	305,785.55
Freddie Mac 3.58%-3.99% due 11/1/2005-1/10/2006	292,100	290,580.53
International Lease Finance Corp. 3.66%-4.05% due 11/14/2005-1/5/2006 (5)	290,100	289,056.52
Wells Fargo & Co. 3.73%-4.01% due 11/2-12/14/2005	283,200	283,200.51
Procter & Gamble Co. 3.62%-4.02% due 11/7/2005-1/19/2006 (1)	283,228	282,055.51
Bank of America Corp. 3.68%-3.97% due 11/1-12/13/2005	235,000	234,430
Ranger Funding Co. LLC 3.90%-3.92% due 11/15-11/22/2005 (1)	44,700	44,616.50
JP Morgan Chase & Co. 3.74%-3.95% due 11/1-12/9/2005	85,000	84,782
Park Avenue Receivables Co. LLC 3.71%-4.00% due 11/8-11/29/2005 (1)	158,500	158,229
Preferred Receivables Funding Corp. 3.84% due 11/9/2005 (1)	35,000	34,966.50
U.S. Treasury Bills 3.365%-3.826% due 12/1/2005-1/26/2006 (5)	273,700	272,439.49
General Electric Capital Corp. 3.65% due 11/2/2005	50,000	49,991
General Electric Capital Services Inc. 3.64%-3.67% due 11/3/2005-1/11/2006	78,500	78,256
Edison Asset Securitization LLC 3.97% due 12/14-12/19/2005 (1) (5)	52,200	51,935.33
HSBC Finance Corp. 3.94%-4.06% due 12/12/2005-1/18/2006	160,000	158,839.29
SBC Communications Inc. 3.75%-3.97% due 11/8-11/29/2005 (1)	132,600	132,247.24
BellSouth Corp. 3.74%-3.85% due 11/16-11/29/2005 (1)	97,500	97,241.18
Other securities		2,282,277	4.12

Total short-term securities (cost: $6,281,915,000)		6,281,669	11.35

Total investment securities (cost: $49,494,509,000)		55,772,836	100.76
Other assets less liabilities		(422,243)	(0.76)

Net assets		$55,350,593	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended October 31, 2005, appear below.

	Beginning			Ending	Dividend	Market value
	shares			shares	or interest	of affiliates
	or principal	Purchases	Sales	or principal	income	at 10/31/05
Company	amount			amount	(000)	(000)

iStar Financial, Inc.	6,921,000	144,500	-	7,065,500	11,171	260,505
iStar Financial, Inc. 5.375% 2010	-	$25,675,000	-	$25,675,000	731	25,423
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred	400,000	-	-	400,000	780	10,160
iStar Financial, Inc., Series B, 5.125% 2011	-	$10,000,000	-	$10,000,000	365	9,700
iStar Financial, Inc., Series B, 4.875% 2009	-	$2,000,000	-	$2,000,000	26	1,967
SBM Offshore NV	2,083,797	-	-	2,083,797	2,654	161,138
Arthur J. Gallagher & Co.	4,796,200	273,000	-	5,069,200	5,525	149,136
CapitaMall Trust Management Ltd.	64,742,700	24,457,770	-	89,200,470	4,709	121,594
GS Engineering & Construction Co., Ltd.	2,550,000	-	-	2,550,000	2,557	109,356
Ascendas Real Estate Investment Trust	44,727,000	25,462,600	-	70,189,600	3,277	83,253
Fisher & Paykel Healthcare Corp. Ltd.	30,425,000	2,636,000	-	33,061,000	2,490	80,225
Transurban Group	-	16,230,502	-	16,230,502	-	77,595
PaperlinX Ltd.	22,217,500	6,769,500	-	28,987,000	4,358	66,692
CapitaCommercial Trust Management Ltd.	35,329,000	22,928,000	-	58,257,000	2,015	54,317
Taiwan Fertilizer Co., Ltd.	-	49,000,000	-	49,000,000	2,081	47,378
Fortune Real Estate Investment Trust	30,745,000	20,454,500	-	51,199,500	1,313	36,987
Macquarie International Infrastructure Fund Ltd.	-	52,959,000	-	52,959,000	691	30,939
Fong's Industries Co. Ltd.	36,590,000	-	-	36,590,000	1,176	24,781
Mapletree Logistics Trust	-	35,510,000	-	35,510,000	-	21,583
Fletcher Building Ltd. (6)	26,209,303	5,087,364	10,120,071	21,176,596	6,150	-
Hills Motorway Group (6)	11,100,000	-	11,100,000	-	813	-
Hung Hing Printing Group Ltd. (6)	28,550,000	474,000	-	29,024,000	1,096	-
Macquarie Airports (6)	71,353,636	-	7,352,015	64,001,621	8,152	-
Pacifica Group Ltd. (6)	9,300,000	-	8,412,330	887,670	984	-
Rotork PLC (6)	5,500,000	-	5,500,000	-	780	-
Sky City Ltd. (6)	22,969,600	-	22,969,600	-	-	-
WD-40 Co. (6)	1,076,650	-	440,000	636,650	732	-
Worthington Industries, Inc. (6)	4,411,600	-	771,800	3,639,800	2478	-
					$ 67,104	$ 1,372,729

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $4,427,286,000, which represented 8.00% of the net assets of the fund.
(2) Pass-through securities backed by a pool of
mortgages or other loans on which principal payments are
periodically made. Therefore, the effective maturityies
are shorter than the stated maturities.
(3) Coupon rate may change periodically.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Unaffiliated issuer at 10/31/2005.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2005 (dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost:$ 48,364,863)	$54,400,107
Affiliated issuers (cost:$1,129,647)	1,372,729	$55,772,836
Cash denominated in non-U.S. currencies
(cost: $2,979)		2,951
Cash		50,686
Receivables for:
Sales of investments	22,525
Sales of fund's shares	177,217
Dividends and interest	214,789	414,531
		56,241,004
Liabilities:
Payables for:
Purchases of investments	606,652
Repurchases of fund's shares	33,923
Dividends on fund's shares	212,235
Investment advisory services	9,771
Services provided by affiliates	26,145
Deferred Directors' compensation	865
Other fees and expenses	820	890,411
Net assets at October 31, 2005		$55,350,593

Net assets consist of:
Capital paid in on shares of capital stock		$48,394,641
Undistributed net investment income		317,444
Undistributed net realized gain		360,543
Net unrealized appreciation		6,277,965
Net assets at October 31, 2005		$55,350,593

Total authorized capital stock - 2,000,000 shares, $.01 par value (1,052,664 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (1)

Class A	$42,303,428	804,531	$52.58
Class B	3,371,112	64,112	52.58
Class C	5,867,181	111,583	52.58
Class F	2,140,548	40,709	52.58
Class 529-A	457,534	8,702	52.58
Class 529-B	83,114	1,581	52.58
Class 529-C	191,782	3,647	52.58
Class 529-E	25,085	477	52.58
Class 529-F	6,340	121	52.58
Class R-1	33,675	641	52.58
Class R-2	240,726	4,578	52.58
Class R-3	268,069	5,098	52.58
Class R-4	70,051	1,332	52.58
Class R-5	291,948	5,552	52.58
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $55.79 each.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2005	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. withholding
tax of $84,169; also includes
$65,982 from affiliates)	$1,469,211
Interest (net of non-U.S. withholding
tax of $44; also includes
$1,122 from affiliates)	597,182	$2,066,393

Fees and expenses:(1)
Investment advisory services	124,219
Distribution services	171,247
Transfer agent services	28,582
Administrative services	12,976
Reports to shareholders	1,087
Registration statement and prospectus	3,187
Postage, stationery and supplies	3,459
Directors' compensation	465
Auditing and legal	244
Custodian	6,016
State and local taxes	333
Other	181
Total fees and expenses before reimbursements/waivers	351,996
Less reimbursement/waiver of fees and expenses:
Investment advisory services	10,169
Administrative services	283
Total fees and expenses after reimbursements/waivers		341,544
Net investment income		1,724,849

Net realized gain and change in unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $44,128 net gain from affiliates)	805,443
Non-U.S. currency transactions	(5,482)	799,961
Net change in unrealized appreciation (depreciation) on:
Investments	1,044,467
Non-U.S. currency translations	(681)	1,043,786
Net realized gain and change in
unrealized appreciation
on investments and non-U.S. currency		1,843,747
Net increase in net assets resulting
from operations		$3,568,596

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31
	2005	2004
Operations:
Net investment income	$1,724,849	$1,025,334
Net realized gain on investments and
non-U.S. currency transactions	799,961	611,081
Net change in unrealized appreciation
on investments and non-U.S. currency translations	1,043,786	2,797,697
Net increase in net assets
resulting from operations	3,568,596	4,434,112

Dividends and distributions paid or accrued to
shareholders:
Dividends from net investment income and non-U.S. currency gains	(1,578,505)	(1,061,748)
Distributions from net realized gain
on investments	(675,038)	(89,806)
Total dividends and distributions paid or accrued
to shareholders	(2,253,543)	(1,151,554)

Capital share transactions	17,572,318	10,692,160

Total increase in net assets	18,887,371	13,974,718

Net assets:
Beginning of year	36,463,222	22,488,504
End of year (including undistributed
net investment income: $317,444 and $32,399,
respectively)	$55,350,593	$36,463,222

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization– Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend – with higher income distributions every quarter to the extent possible – together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights.The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F and 529-F	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds.Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognizedon an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders–Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S.issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. withholding taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; and amortization of premiums or discounts.As of October 31, 2005, a portion of the difference between the tax basis undistributed net investment income and currency gains and the undistributed net investment income for financials reporting is attributed to amortization of premiums and discounts of $124,353,000 and appreciation of certain investments in non-U.S. securities of $152,820,000. The remainder of the difference is substantially attributed to the accrual of dividends payable to shareholders on fund shares for financial reporting purposes of $212,235,000. Such amounts are not deducted from tax basis undistributed net investment income and currency gains until paid. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2005, the cost of investment securities for federal income tax purposes was $49,765,430,000.

During the year ended October 31, 2005, the fund reclassified $138,812,000 from undistributed net realized gains to undistributed net investment income; and $111,000 and $3,860,000, respectively, from undistributed net investment income and undistributed net realized gains to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$788,715
Undistributed long-term capital gains	373,293
Gross unrealized appreciation on investment securities	7,176,059
Gross unrealized depreciation on investment securities	(1,168,653)
Net unrealized appreciation on investment securities	6,007,406

During the year ended October 31, 2005, the fund realized, on a tax basis, a net capital gain of $658,463,000.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2005			Year ended October 31, 2004
	Distributions from ordinary income	Distributions from long-term capital gains	Total distributions paid or accrued	Distributions from ordinary income	Distributions from long-term capital gains	Total distributions paid or accrued
Share class
Class A	1,269,069	524,577	$1,793,646	$874,799	$72,464	$947,263
Class B	81,617	45,419	127,036	59,472	6,167	65,639
Class C	127,857	65,805	193,662	74,753	7,105	81,858
Class F	58,914	22,306	81,220	30,229	2,233	32,462
Class 529-A	12,159	4,587	16,746	6,677	500	7,177
Class 529-B	1,802	1,013	2,815	1,199	127	1,326
Class 529-C	3,993	2,113	6,106	2,352	224	2,576
Class 529-E	632	274	906	365	30	395
Class 529-F	157	52	209	69	5	74
Class R-1	582	222	804	222	21	243
Class R-2	4,972	2,421	7,393	2,708	238	2,946
Class R-3	6,057	2,337	8,394	2,646	202	2,848
Class R-4	1,588	353	1,941	320	23	343
Class R-5	9,106	3,559	12,665	5,937	467	6,404
Total	$1,578,505	$675,038	$2,253,543	$1,061,748	$89,806	$1,151,554

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services–The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to  0.120% on such assets in excess of $44 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund's monthly gross income and 2.50% on such income in excess of $100,000,000.  The Board of Directors approved an amended agreement effective November 1, 2005, continuing the series of rates to include an additional annual rate of 0.117% on daily net assets in excess of $55 billion. During the year ended October 31, 2005, CRMC reduced investment advisory services rates to those provided by the amended agreement. CRMC is also currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended October 31, 2005, total investment advisory servicesfees waived by CRMC were $10,169,000. As a result, the fee shown on the accompanying financial statements of $124,219,000, which was equivalent to an annualized rate of 0.263%, was reduced to $114,050,000, or 0.241% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25%of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge.  These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F, 529-F and R-4	0.25	0.50

Transfer agent services–The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2005, the total administrative services fees paid by CRMC were $2,000 and $281,000 for classes R-1 and R-2, respectively.Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$82,450	$26,024	Not applicable	Not applicable	Not applicable
Class B	30,223	2,558	Not applicable	Not applicable	Not applicable
Class C	48,483	Included in administrative services	$6,525	$804	Not applicable
Class F	4,332		2,106	258	Not applicable
Class 529-A	658		419	40	$359
Class 529-B	709		84	26	71
Class 529-C	1,556		184	42	156
Class 529-E	103		24	2	4
Class 529-F	5		5	1	21
Class R-1	222		32	14	Not applicable
Class R-2	1,413		282	784	Not applicable
Class R-3	978		292	115	Not applicable
Class R-4	115		68	6	Not applicable
Class R-5	Not applicable		246	6	Not applicable
Total	$171,247	$28,582	$10,267	$2,098	$611

Deferred Directors’compensation– Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $465,000, shown on the accompanying financial statements, includes $359,000 in current fees (either paid in cash or deferred) and a net increase of $106,000 in the value of the deferred amounts.

Affiliated officers and Directors – Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2005
Class A	$14,031,892	266,731	$1,602,608	30,537	$(2,814,883)	(53,447)	$12,819,617	243,821
Class B	910,319	17,321	115,182	2,198	(213,844)	(4,062)	811,657	15,457
Class C	2,549,781	48,482	167,793	3,200	(452,488)	(8,592)	2,265,086	43,090
Class F	1,145,278	21,767	62,859	1,197	(270,418)	(5,128)	937,719	17,836
Class 529-A	205,690	3,908	15,977	304	(16,390)	(310)	205,277	3,902
Class 529-B	25,394	482	2,750	53	(2,141)	(40)	26,003	495
Class 529-C	78,964	1,500	5,904	112	(10,111)	(191)	74,757	1,421
Class 529-E	9,902	188	873	17	(960)	(18)	9,815	187
Class 529-F	3,531	67	194	4	(159)	(3)	3,566	68
Class R-1	25,005	476	733	14	(3,283)	(62)	22,455	428
Class R-2	137,881	2,619	7,062	134	(38,144)	(723)	106,799	2,030
Class R-3	166,923	3,171	7,897	150	(30,507)	(578)	144,313	2,743
Class R-4	61,900	1,173	1,723	32	(9,195)	(174)	54,428	1,031
Class R-5	107,386	2,038	9,538	182	(26,098)	(496)	90,826	1,724
Total net increase
(decrease)	$19,459,846	369,923	$2,001,093	38,134	$(3,888,621)	(73,824)	$17,572,318	334,233

Year ended October 31, 2004
Class A	$8,575,196	177,997	$815,422	16,984	$(1,813,363)	(37,709)	$7,577,255	157,272
Class B	798,922	16,609	56,724	1,182	(142,576)	(2,962)	713,070	14,829
Class C	1,656,850	34,412	66,256	1,379	(227,960)	(4,738)	1,495,146	31,053
Class F	624,829	12,944	23,499	489	(117,839)	(2,449)	530,489	10,984
Class 529-A	103,557	2,154	6,661	138	(7,810)	(162)	102,408	2,130
Class 529-B	19,180	398	1,248	26	(1,532)	(32)	18,896	392
Class 529-C	51,496	1,070	2,384	50	(3,916)	(81)	49,964	1,039
Class 529-E	6,390	133	368	7	(447)	(9)	6,311	131
Class 529-F	1,274	27	68	1	(134)	(3)	1,208	25
Class R-1	5,903	123	222	5	(1,056)	(22)	5,069	106
Class R-2	83,376	1,731	2,681	56	(24,014)	(500)	62,043	1,287
Class R-3	75,618	1,570	2,554	53	(13,447)	(279)	64,725	1,344
Class R-4	10,806	222	302	6	(2,403)	(49)	8,705	179
Class R-5	101,596	2,091	4,270	89	(48,995)	(1,018)	56,871	1,162
Total net increase
(decrease)	$12,114,993	251,481	$982,659	20,465	$(2,405,492)	(50,013)	$10,692,160	221,933

(1) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $22,428,130,000 and $8,554,198,000, respectively, during the year ended October 31, 2005.

CollegeAmerica is a registered trademark of and sponsored by the Virginia College Savings Plan.SM

Financial highlights(1)

		Income (loss) from investment operations(2)(3)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (4)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(5)	Ratio of net income to average net assets	(6)
Class A:
Year ended 10/31/2005	$50.75	$2.01	$2.56	$4.57	$(1.84)	$(.90)	$(2.74)	$52.58	9.11%	$42,303.59%				.57%		3.79%
Year ended 10/31/2004	45.29	1.76	5.68	7.44	(1.81)	(.17)	(1.98)	50.75	16.73	28,458.60				.59		3.65
Year ended 10/31/2003	40.73	1.72	5.36	7.08	(2.00)	(.52)	(2.52)	45.29	17.95	18,273.65				.65		4.04
Year ended 10/31/2002	43.80	1.82	(1.67)	.15	(2.05)	(1.17)	(3.22)	40.73	.16	10,006.67				.67		4.19
Year ended 10/31/2001	43.69	1.94	1.19	3.13	(2.08)	(.94)	(3.02)	43.80	7.39	8,057.66				.66		4.36
Class B:
Year ended 10/31/2005	50.75	1.59	2.56	4.15	(1.42)	(.90)	(2.32)	52.58	8.26	3,371		1.38		1.36		3.01
Year ended 10/31/2004	45.29	1.38	5.68	7.06	(1.43)	(.17)	(1.60)	50.75	15.81	2,469		1.40		1.39		2.85
Year ended 10/31/2003	40.73	1.38	5.36	6.74	(1.66)	(.52)	(2.18)	45.29	17.03	1,532		1.44		1.44		3.19
Year ended 10/31/2002	43.80	1.48	(1.67)	(.19)	(1.71)	(1.17)	(2.88)	40.73	(.61)	450		1.44		1.44		3.41
Year ended 10/31/2001	43.69	1.60	1.19	2.79	(1.74)	(.94)	(2.68)	43.80	6.56	118		1.41		1.41		3.35
Class C:
Year ended 10/31/2005	50.75	1.56	2.56	4.12	(1.39)	(.90)	(2.29)	52.58	8.19	5,867		1.44		1.42		2.94
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.72	3,476		1.47		1.47		2.76
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	1,696		1.51		1.51		3.08
Year ended 10/31/2002	43.80	1.45	(1.67)	(.22)	(1.68)	(1.17)	(2.85)	40.73	(.69)	424		1.52		1.52		3.31
Period from 3/15/2001 to 10/31/2001	44.15	.81	(.14)	.67	(1.02)	-	(1.02)	43.80	1.52	65		1.51	(7)	1.51	(7)	2.98	(7)
Class F:
Year ended 10/31/2005	50.75	1.96	2.56	4.52	(1.79)	(.90)	(2.69)	52.58	9.01	2,141.68				.65		3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.58	1,161.72				.71		3.51
Year ended 10/31/2003	40.73	1.67	5.36	7.03	(1.95)	(.52)	(2.47)	45.29	17.82	539.76				.76		3.86
Year ended 10/31/2002	43.80	1.76	(1.67)	.09	(1.99)	(1.17)	(3.16)	40.73	.03	155.79				.79		4.04
Period from 3/15/2001 to 10/31/2001	44.15	.99	(.14)	.85	(1.20)	-	(1.20)	43.80	1.94	17.80			(7)	.80	(7)	3.70	(7)
Class 529-A:
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	8.99	458.71				.68		3.70
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.59	244.72				.71		3.53
Year ended 10/31/2003	40.73	1.70	5.36	7.06	(1.98)	(.52)	(2.50)	45.29	17.89	121.70				.70		3.99
Period from 2/19/2002 to 10/31/2002	43.06	1.19	(2.13)	(.94)	(1.39)	-	(1.39)	40.73	(2.31)	32.91			(7)	.91	(7)	4.05	(7)
Class 529-B:
Year ended 10/31/2005	50.75	1.50	2.56	4.06	(1.33)	(.90)	(2.23)	52.58	8.08	83		1.55		1.53		2.85
Year ended 10/31/2004	45.29	1.28	5.68	6.96	(1.33)	(.17)	(1.50)	50.75	15.58	55		1.60		1.60		2.66
Year ended 10/31/2003	40.73	1.30	5.36	6.66	(1.58)	(.52)	(2.10)	45.29	16.82	31		1.64		1.64		3.04
Period from 2/15/2002 to 10/31/2002	43.33	.98	(2.40)	(1.42)	(1.18)	-	(1.18)	40.73	(3.37)	8		1.66	(7)	1.66	(7)	3.32	(7)
Class 529-C:
Year ended 10/31/2005	50.75	1.51	2.56	4.07	(1.34)	(.90)	(2.24)	52.58	8.10	192		1.54		1.52		2.86
Year ended 10/31/2004	45.29	1.29	5.68	6.97	(1.34)	(.17)	(1.51)	50.75	15.60	113		1.59		1.58		2.67
Year ended 10/31/2003	40.73	1.31	5.36	6.67	(1.59)	(.52)	(2.11)	45.29	16.83	54		1.63		1.63		3.05
Period from 2/20/2002 to 10/31/2002	43.12	.97	(2.20)	(1.23)	(1.16)	-	(1.16)	40.73	(2.96)	13		1.65	(7)	1.65	(7)	3.31	(7)
Class 529-E:
Year ended 10/31/2005	50.75	1.78	2.56	4.34	(1.61)	(.90)	(2.51)	52.58	8.64	25		1.02		1.00		3.38
Year ended 10/31/2004	45.29	1.54	5.68	7.22	(1.59)	(.17)	(1.76)	50.75	16.19	15		1.07		1.07		3.18
Year ended 10/31/2003	40.73	1.53	5.36	6.89	(1.81)	(.52)	(2.33)	45.29	17.44	7		1.10		1.10		3.57
Period from 3/1/2002 to 10/31/2002	43.74	1.08	(2.83)	(1.75)	(1.26)	-	(1.26)	40.73	(4.09)	2		1.11	(7)	1.11	(7)	3.87	(7)
Class 529-F:
Year ended 10/31/2005	50.75	1.97	2.56	4.53	(1.80)	(.90)	(2.70)	52.58	9.04	6.63				.60		3.78
Year ended 10/31/2004	45.29	1.65	5.68	7.33	(1.70)	(.17)	(1.87)	50.75	16.47	3.82				.82		3.44
Year ended 10/31/2003	40.73	1.64	5.36	7.00	(1.92)	(.52)	(2.44)	45.29	17.72	1.85				.85		3.78
Period from 9/17/2002 to 10/31/2002	41.74	.14	(.89)	(.75)	(.26)	-	(.26)	40.73	(1.79)	-	(8)	.10		.10		.35

Class R-1:
Year ended 10/31/2005	$50.75	$1.54	$2.56	$4.10	$(1.37)	$(.90)	$(2.27)	$52.58	8.15%	$34		1.50%		1.46%		2.91%
Year ended 10/31/2004	45.29	1.32	5.68	7.00	(1.37)	(.17)	(1.54)	50.75	15.69	11		1.53		1.50		2.74
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	5		1.66		1.53		3.12
Period from 6/11/2002 to 10/31/2002	45.41	.52	(4.53)	(4.01)	(.67)	-	(.67)	40.73	(8.84)	-	(8)	.87		.60		1.27
Class R-2:
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241		1.61		1.44		2.95
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.73	129		1.75		1.47		2.78
Year ended 10/31/2003	40.73	1.36	5.36	6.72	(1.64)	(.52)	(2.16)	45.29	16.99	57		1.85		1.49		3.11
Period from 5/31/2002 to 10/31/2002	46.10	.51	(5.16)	(4.65)	(.72)	-	(.72)	40.73	(10.10)	4.77				.63		1.29
Class R-3:
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268		1.00		.98		3.41
Year ended 10/31/2004	45.29	1.53	5.68	7.21	(1.58)	(.17)	(1.75)	50.75	16.17	120		1.09		1.08		3.15
Year ended 10/31/2003	40.73	1.52	5.36	6.88	(1.80)	(.52)	(2.32)	45.29	17.42	46		1.15		1.11		3.46
Period from 6/4/2002 to 10/31/2002	45.74	.56	(4.80)	(4.24)	(.77)	-	(.77)	40.73	(9.27)	2.62				.46		1.40
Class R-4:
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70.70				.68		3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.57	15.74				.73		3.49
Year ended 10/31/2003	40.73	1.68	5.36	7.04	(1.96)	(.52)	(2.48)	45.29	17.84	6.79				.76		3.79
Period from 5/20/2002 to 10/31/2002	45.84	.65	(4.85)	(4.20)	(.91)	-	(.91)	40.73	(9.20)	-	(8)	.76		.34		1.59
Class R-5:
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292.39				.37		4.00
Year ended 10/31/2004	45.29	1.85	5.68	7.53	(1.90)	(.17)	(2.07)	50.75	16.95	194.41				.40		3.85
Year ended 10/31/2003	40.73	1.81	5.36	7.17	(2.09)	(.52)	(2.61)	45.29	18.20	121.44				.44		4.28
Period from 5/15/2002 to 10/31/2002	45.87	.89	(5.02)	(4.13)	(1.01)	-	(1.01)	40.73	(9.04)	75.21				.21		2.10

	Year ended October 31
	2005	2004	2003	2002	2001

Portfolio turnover rate for all classes of shares	20%	24%	27%	36%	37%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities
(both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5),
CRMC agreed to pay a portion of the fees related to transfer agent services.
(6) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by 0.34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(7) Annualized.
(8) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and it’s financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2005 by correspondence with the custodian and brokers, provide~~s~~ a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 12, 2005

Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended October 31, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $675,038,000. A portion of this amount was distributed to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $1,452,894,000 of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $619,745,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $112,368,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005, through October 31, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2005	Ending account value 10/31/2005	Expenses paid during period[1]	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,036.03	$2.82	.55%
Class A -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class B -- actual return	1,000.00	1,031.92	6.91	1.35
Class B -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C -- actual return	1,000.00	1,031.61	7.17	1.40
Class C -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class F -- actual return	1,000.00	1,035.64	3.18	.62
Class F -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-A -- actual return	1,000.00	1,035.49	3.33	.65
Class 529-A -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-B -- actual return	1,000.00	1,031.16	7.63	1.49
Class 529-B -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C -- actual return	1,000.00	1,031.28	7.58	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E -- actual return	1,000.00	1,033.82	4.97	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F -- actual return	1,000.00	1,036.36	2.46	.48
Class 529-F -- assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 -- actual return	1,000.00	1,031.33	7.42	1.45
Class R-1 -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-2 -- actual return	1,000.00	1,031.52	7.27	1.42
Class R-2 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-3 -- actual return	1,000.00	1,033.78	5.02	.98
Class R-3 -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 -- actual return	1,000.00	1,035.42	3.39	.66
Class R-4 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 -- actual return	1,000.00	1,036.98	1.85	.36
Class R-5 -- assumed 5% return	1,000.00	1,023.39	1.84	.36

[1] Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s Board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2006. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $55 billion. The Board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent Board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the Board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, Board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the Board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The Board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The Board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep Board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

3. Investment results — The Board and the committee considered the fund’s investment results in light of its primary objective of providing income and secondary objective of investment growth. They also considered information regarding the selection of indexes and funds comparable to the fund. The Board and the committee reviewed the fund’s absolute investment results, as well as the fund’s relative investment results measured against: (i) the Lipper Income Funds Index (the Lipper category that includes the fund) and (ii) a comparison group of other funds in the Lipper Income Funds Index and Lipper Equity Income Funds Index with assets over $200 million and 12-month yields over 2.25% as of December 31, 2004. The Board and the committee noted that for the one-, three-, five- and 10-year periods ended April 30, 2005, the fund’s investment results significantly exceeded those of both indexes and the average and median results of the comparison group, and were among the best in the group, over both short- and longer term periods. They also compared the fund’s 12-month yield with the yield of the comparison group. The Board and the committee also considered the volatility of the fund’s results as well as the risks assumed by the fund relative to market indexes and comparable funds.

4. Advisory fees and total expenses

The Board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in the Lipper Income Funds Index as well as select other funds with assets over $200 million and 12-month yields over 2.25% as of December 31, 2004. The Board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all 34 funds in that comparison group. The Board and the committee also noted the new additional advisory fee breakpoint if and when the fund’s net assets exceed $55 billion as well as the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

The Board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted, however, that there were significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The Board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large publicly held investment management companies. The committee also reviewed information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The Board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that approval of the agreement was in the best interests of the fund and its shareholders. Each of the factors discussed above supported such approval.

Other share class results                 unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2005 (the most recent calendar quarter):

Class B shares — first sold 3/15/00	1 year	5 years	Life of class
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+ 8.27%	+9.37%	+10.60%
Not reflecting CDSC	+13.27%	+9.65%	+10.71%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+12.19%	—	+ 9.41%
Not reflecting CDSC	+13.19%	—	+ 9.41%

Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+14.04%	—	+10.21%

Class 529-A shares[2]— first sold 2/19/02
Reflecting 5.75% maximum sales charge	+ 7.46%	—	+ 9.88%
Not reflecting maximum sales charge	+14.01%	—	+11.70%

Class 529-B shares[2]— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	+ 8.07%	—	+ 9.91%
Not reflecting CDSC	+13.07%	—	+10.55%

Class 529-C shares[2]— first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+12.09%	—	+10.73%
Not reflecting CDSC	+13.09%	—	+10.73%

Class 529-E shares[1,2]— first sold 3/1/02	+13.66%	—	+10.90%

Class 529-F shares[1,2]— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+14.05%	—	+14.18%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 27 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of Directors

“Non-interested” Directors

	Year first
	elected
	a Director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 59	2005	Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

H. Frederick Christie, 72	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Robert J. Denison, 64	2005	Chair, First Security Management (private investments)

Koichi Itoh, 65	2005	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

Merit E. Janow, 47	2001	Professor, Columbia University, School of International and Public Affairs

Mary Myers Kauppila, 51	1992	Private investor; Chairman of the Board and CEO,
Chairman of the Board		Ladera Management Company (venture capital and
(Independent and Non-Executive)		agriculture); former owner and President, Energy Investment, Inc.

Gail L. Neale, 70	1987	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D., 69	1992
Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Donald E. Petersen, 79	1992	Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 63	1989-1996	Actor, Producer; Co-founder and President of The
	1997	William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; author of The Jaguar Conservation Trust

Steadman Upham, 56	2001	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

Charles Wolf, Jr., Ph.D., 81	1987	Senior Economic Adviser and Corporate Fellow in International Economics, The RAND Corporation; former Dean, The RAND Graduate School

“Non-interested” Directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	Director	Other directorships[3] held by Director

Joseph C. Berenato, 59	6	Ducommun Incorporated

H. Frederick Christie, 72	19	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Robert J. Denison, 64	6	None

Koichi Itoh, 65	5	None

Merit E. Janow, 47	2	None

Mary Myers Kauppila, 51	5	None
Chairman of the Board
(Independent and Non-Executive)

Gail L. Neale, 70	6	None

Robert J. O’Neill, Ph.D., 69	3	None

Donald E. Petersen, 79	2	None

Stefanie Powers, 63	2	None

Steadman Upham, 56	2	None

Charles Wolf, Jr., Ph.D., 81	2	None

“Interested” Directors[4]

	Year first
	elected a
	Director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

James B. Lovelace,[6] 49	1992	Senior Vice President and Director, Capital
Vice Chairman of the Board		Research and Management Company

Paul G. Haaga, Jr., 57	1987	Executive Vice President and Director, Capital
		Research and Management Company; Director,
		The Capital Group Companies, Inc.[5]

“Interested” Directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	Director	Other directorships[3] held by Director

James B. Lovelace,[6] 49	2	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 57	16	None

Founding Director Emeritus

Frank Stanton, 97		Retired; former President, CBS Inc. (1946-1973)

Founding Chairman Emeritus

Jon B. Lovelace,[6] 78		Chairman Emeritus, Capital Research and Management Company

The statement of additional information includes additional information about fund Directors and is available without charge upon request by calling
American Funds Service Company at 800/421-0180.  The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA
90071, Attention: Fund Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Catherine M. Ward, 58	1987	Senior Vice President and Director, Capital Research
President		and Management Company; Director, American
		Funds Service Company;[5] Secretary and Director, Capital Group Research, Inc.[5]

Joyce E. Gordon, 49	1996	Senior Vice President and Director, Capital Research
Executive Vice President		and Management Company

Mark R. Macdonald, 46	2001	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company

Steven T. Watson, 50	1997	Senior Vice President and Director, Capital Research
Vice President		Company[5]

Vincent P. Corti, 49	1987	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Sheryl F. Johnson, 37	2003	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Rodney S. Kiemele, 38	2005	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jeffrey P. Regal, 34	2001	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 James B. Lovelace is the son of Jon B. Lovelace.

Result of meeting of shareholders held October 17, 2005

Shares outstanding (all classes) on record date (August 5, 2005)	986,391,325
Total shares voting on October 17, 2005	814,780,980 (82.6%)

Director	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld

Joseph C. Berenato	809,517,956	99	5,263,024	1
H. Frederick Christie	808,839,144	99	5,941,836	1
Robert J. Denison	809,737,893	99	5,043,087	1
Paul G. Haaga, Jr.	809,641,069	99	5,139,911	1
Koichi Itoh	809,675,270	99	5,105,710	1
Merit E. Janow	809,640,551	99	5,140,429	1
Mary Myers Kauppila	809,571,595	99	5,209,385	1
James B. Lovelace	809,752,761	99	5,028,219	1
Gail L. Neale	809,273,258	99	5,507,722	1
Robert J. O’Neill	809,572,915	99	5,208,065	1
Donald E. Petersen	809,368,883	99	5,412,097	1
Stefanie Powers	809,458,700	99	5,322,280	1
Steadman Upham	809,710,113	99	5,070,867	1
Charles Wolf, Jr.	809,313,001	99	5,467,979	1

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered
public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital Income Builder. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.85 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the fund’s prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com. If you reside in a state other than Virginia, there may be an in-state plan that provides tax and other benefits not available through CollegeAmerica. Talk to your tax adviser. CollegeAmerica is distributed by American Funds Distributors and sold through unaffiliated intermediaries.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2005, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

CollegeAmerica is sponsored by
Virginia College Savings PlanSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
Rather than follow fads, we pursue a consistent strategy, focusing on each investment’s long-term potential.

•	An unparalleled global research effort
American Funds draws on one of the industry’s most globally integrated research networks.

•	The multiple portfolio counselor system
Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund’s objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

•	Experienced investment professionals

The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

•	A commitment to low operating expenses
American Funds’ operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
>     Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds      Capital Research and Management       Capital International        Capital Guardian        Capital Bank and Trust

Lit. No. MFGEAR-912-1205P
Litho in USA BAG/LPT/8054-S4701
ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Steadman Upham, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$82,000
2005	$105,000
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	$6,000
2005	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	none
2005	$26,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2004	none
2005	none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $6,000 for fiscal year 2004 and $33,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments
[logo - American Funds ®]

Capital Income Builder®
Investment portfolio

October 31, 2005

		Market value
Common stocks — 66.46%	Shares	(000)

FINANCIALS — 18.68%
Société Générale	4,189,400	$478,409
Bank of America Corp.	10,489,460	458,809
Washington Mutual, Inc.	11,300,000	447,480
HSBC Holdings PLC (United Kingdom)	14,056,302	220,831
HSBC Holdings PLC (Hong Kong)	13,664,097	213,813
Citigroup Inc.	9,025,000	413,165
Westpac Banking Corp.	24,916,988	386,220
Fannie Mae	7,800,000	370,656
Lloyds TSB Group PLC	39,486,400	322,568
Fortis	11,215,720	319,355
Banco Santander Central Hispano, SA	21,507,614	274,357
iStar Financial, Inc.[1]	7,065,500	260,505
Danske Bank A/S	7,041,000	220,912
Irish Life & Permanent PLC	12,474,949	219,856
J.P. Morgan Chase & Co.	5,739,000	210,162
Bank of Nova Scotia	5,647,200	205,531
U.S. Bancorp	6,800,000	201,144
Archstone-Smith Trust	4,815,000	195,345
ING Groep NV	6,739,729	194,330
Wells Fargo & Co.	3,035,000	182,707
Freddie Mac	2,959,300	181,553
Cathay Financial Holding Co., Ltd.	101,987,000	179,571
St. George Bank Ltd.	8,779,601	178,650
Boston Properties, Inc.	2,397,400	165,948
Arthur J. Gallagher & Co.[1]	5,069,200	149,136
Royal Bank of Canada	2,090,000	147,443
Regions Financial Corp.	4,426,700	144,089
Equity Residential	3,550,500	139,357
DnB NOR ASA	12,870,000	131,670
Banco Itaú Holding Financeira SA, preferred nominative	5,480,000	131,388
Equity Office Properties Trust	4,200,000	129,360
Kimco Realty Corp.	4,116,600	121,934
CapitaMall Trust Management Ltd.[1]	89,200,470	121,594
AMB Property Corp.	2,675,000	118,181
Developers Diversified Realty Corp.	2,670,000	116,626
Westfield Group	8,911,830	110,575
Westfield Group	114,617	1,408
UBS AG	1,283,310	108,949
Chinatrust Financial Holding Co., Ltd.	138,838,285	107,933
Fidelity National Financial, Inc.	2,850,000	106,761
UniCredito Italiano SpA	19,080,000	106,552
ABN AMRO Holding NV	4,485,768	106,108
Marsh & McLennan Companies, Inc.	3,600,000	$104,940
Weingarten Realty Investors	2,634,750	93,692
Health Care Property Investors, Inc.	3,670,000	93,401
Fubon Financial Holding Co., Ltd.	107,785,000	93,281
Hongkong Land Holdings Ltd.	32,613,000	93,273
FirstMerit Corp.	3,445,000	90,845
Hang Lung Properties Ltd.	60,113,100	86,076
Ascendas Real Estate Investment Trust[1]	70,189,600	83,254
ProLogis	1,750,000	75,250
United Bankshares, Inc.	1,775,000	64,788
KeyCorp	1,860,000	59,966
CapitaCommercial Trust Management Ltd.[1]	58,257,000	54,317
Montpelier Re Holdings Ltd.	2,637,300	53,010
St. Paul Travelers Companies, Inc.	1,075,000	48,407
Camden Property Trust	850,000	47,897
Aareal Bank AG2	1,480,000	45,211
Wing Lung Bank Ltd.	6,307,600	45,159
KBC Groupe SA	525,000	42,801
XL Capital Ltd., Class A	642,800	41,178
Comerica Inc.	700,000	40,446
SunTrust Banks, Inc.	550,000	39,864
Fortune Real Estate Investment Trust[1]	51,199,500	36,987
Dah Sing Financial Holdings Ltd.	5,476,400	33,274
Bank of New York Co., Inc.	1,020,000	31,916
Macquarie International Infrastructure Fund Ltd.[1]	52,959,000	30,939
Lincoln National Corp.	541,500	27,405
JCG Holdings Ltd.	26,009,000	25,835
Mercury General Corp.	400,000	24,180
Independence Community Bank Corp.	571,600	22,607
Mapletree Logistics Trust[1,2]	35,510,000	21,584
AmSouth Bancorporation	750,000	18,922
Singapore Exchange Ltd.	11,800,000	18,801
Shanghai Forte Land Co., Ltd., Class H	57,180,000	17,519
Wharf (Holdings) Ltd.	4,680,000	15,968
Suncorp-Metway Ltd.	1,020,000	14,683
		10,338,617

UTILITIES — 10.39%
E.ON AG	9,579,700	868,274
Exelon Corp.	11,470,000	596,784
National Grid Transco PLC	52,477,551	479,265
Scottish Power PLC	46,577,000	455,437
Veolia Environnement	10,306,100	429,123
Southern Co.	11,500,000	402,385
Gas Natural SDG, SA	10,120,000	276,265
PPL Corp.	8,650,000	271,091
FirstEnergy Corp.	5,010,500	237,999
Dominion Resources, Inc.	3,019,490	229,723
Public Service Enterprise Group Inc.	2,386,300	150,074
Edison International	3,000,000	131,280
NiSource Inc.	4,789,307	113,267
Cheung Kong Infrastructure Holdings Ltd.	36,022,000	111,989
Xcel Energy Inc.	6,016,000	110,273
Ameren Corp.	2,076,020	109,199
FPL Group, Inc.	2,000,000	86,120
Northeast Utilities	4,645,000	84,493
Consolidated Edison, Inc.	1,650,000	75,075
Progress Energy, Inc.	1,700,000	74,103
Equitable Resources, Inc.	1,780,000	68,797
Entergy Corp.	752,500	$53,217
KeySpan Corp.	1,390,000	48,052
DTE Energy Co.	1,000,000	43,200
Scottish and Southern Energy PLC	2,400,000	41,588
Westar Energy, Inc.	1,800,000	39,780
Duke Energy Corp.	1,400,000	37,072
Pinnacle West Capital Corp.	800,000	33,408
Cinergy Corp.	819,000	32,678
Energy East Corp.	1,190,000	28,381
United Utilities PLC	1,666,666	18,375
Hong Kong and China Gas Co. Ltd.	7,800,000	16,099
		5,752,866

TELECOMMUNICATION SERVICES — 9.31%
SBC Communications Inc.	28,771,000	686,188
BellSouth Corp.	23,780,000	618,756
Koninklijke KPN NV	53,098,400	505,458
Verizon Communications Inc.	13,585,000	428,063
Chunghwa Telecom Co., Ltd. (ADR)	14,767,600	255,775
Chunghwa Telecom Co., Ltd.	78,348,000	132,805
Vodafone Group PLC	121,701,000	319,022
Vodafone Group PLC (ADR)	875,000	22,977
KT Corp. (ADR)	12,637,420	272,336
KT Corp.	270,720	10,870
Deutsche Telekom AG	15,310,000	270,739
Telefónica, SA	16,068,480	256,411
France Télécom, SA	8,770,000	227,951
TDC A/S	3,996,834	223,827
Belgacom SA	5,855,800	196,294
BT Group PLC	50,600,000	190,573
AT&T Corp.	8,130,000	160,811
Telecom Corp. of New Zealand Ltd.	39,363,919	160,484
Advanced Info Service PCL	27,980,000	68,646
Eircom Group PLC	27,132,800	65,059
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	111,427,500	55,080
Portugal Telecom, SGPS, SA	2,983,200	26,967
		5,155,092

CONSUMER STAPLES — 6.92%
Altria Group, Inc.	12,750,500	956,925
ConAgra Foods, Inc.	17,110,000	398,150
Nestlé SA	1,033,000	307,545
H.J. Heinz Co.	7,880,000	279,740
UST Inc.	6,575,000	272,139
Reynolds American Inc.	2,690,000	228,650
Altadis, SA	4,654,995	197,563
Gallaher Group PLC	11,980,292	185,886
Diageo PLC	12,353,443	182,392
Foster’s Group Ltd.	39,930,900	173,005
Imperial Tobacco Group PLC	5,790,000	165,854
Sara Lee Corp.	7,200,000	128,520
KT&G Corp.	2,050,000	83,886
General Mills, Inc.	1,700,000	82,042
Unilever NV	1,093,600	76,962
Unilever PLC	4,500,000	45,593
Lion Nathan Ltd.	4,431,066	26,116
Wolverhampton & Dudley Breweries, PLC	1,066,255	21,738
WD-40 Co.	636,650	17,527
		3,830,233

INDUSTRIALS — 4.77%
General Electric Co.	12,000,000	$406,920
Abertis Infraestructuras SA	9,268,021	253,341
Macquarie Infrastructure Group	68,202,140	174,748
Sandvik AB	3,375,000	162,752
Macquarie Airports	44,982,621	100,806
Macquarie Airports	14,534,005	32,571
GS Engineering & Construction Co., Ltd.[1]	2,550,000	109,356
Qantas Airways Ltd.	40,322,741	103,014
Emerson Electric Co.	1,470,000	102,238
Hubbell Inc., Class B	1,910,000	91,986
Kowloon Motor Bus Co. (1933) Ltd.	15,914,000	90,739
Hyundai Development Co.	2,470,000	89,947
Stagecoach Group PLC	46,814,168	88,778
Koninklijke BAM Groep NV	1,054,138	85,560
BRISA-Auto-Estradas de Portugal, SA	10,450,000	82,688
Transurban Group[1,2]	16,230,502	77,595
Waste Management, Inc.	2,600,000	76,726
Singapore Technologies Engineering Ltd.	50,098,000	75,386
Uponor Oyj	3,480,000	75,057
Geberit AG	88,850	61,516
Leighton Holdings Ltd.	5,347,000	60,912
ComfortDelGro Corp. Ltd.	67,824,451	59,235
Spirax-Sarco Engineering PLC	3,336,391	46,605
SMRT Corp. Ltd.	73,763,000	44,834
Singapore Post Private Ltd.	44,060,000	29,640
Fong’s Industries Co. Ltd.[1]	36,590,000	24,781
Seco Tools AB, Class B	505,000	23,844
KCI Konecranes International Corp.	212,350	9,229
		2,640,804

ENERGY — 4.57%
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	423,609
Royal Dutch Shell PLC, Class B	6,997,187	228,024
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	122,070
Husky Energy Inc.	9,315,000	429,790
ENI SpA	13,957,000	374,151
TOTAL SA (ADR)	1,752,900	220,900
TOTAL SA	375,000	94,144
Repsol YPF, SA	5,856,000	174,395
SBM Offshore NV1	2,083,797	161,138
Kinder Morgan, Inc.	1,691,100	153,721
Enbridge Inc.	3,523,468	107,416
Marathon Oil Corp.	650,000	39,104
		2,528,462

MATERIALS — 2.50%
Dow Chemical Co.	4,400,000	201,784
UPM-Kymmene Corp.	6,600,000	127,633
Fletcher Building Ltd.	21,176,596	116,249
POSCO	495,000	100,328
Lyondell Chemical Co.	3,600,000	96,480
Norske Skogindustrier ASA, Class A	6,582,142	93,922
Akzo Nobel NV	2,135,000	92,122
Worthington Industries, Inc.	3,639,800	73,233
PaperlinX Ltd.[1]	28,987,000	66,692
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,673,000	64,076
Stora Enso Oyj, Class R	5,000,000	63,961
RPM International, Inc.	3,025,000	56,326
Taiwan Fertilizer Co., Ltd.[1]	49,000,000	47,378
AngloGold Ashanti Ltd.	987,000	$39,421
Cía. Vale do Rio Doce, ordinary nominative (ADR)	800,000	33,064
M-real Oyj, Class B	4,996,500	23,782
Holmen AB, Class B	650,000	18,987
Temple-Inland Inc.	472,860	17,415
Hung Hing Printing Group Ltd.	29,024,000	17,223
Boral Ltd.	2,864,235	16,218
Compass Minerals International, Inc.	550,300	12,321
MeadWestvaco Corp.	200,000	5,244
		1,383,859

CONSUMER DISCRETIONARY — 2.22%
Kingfisher PLC	37,845,000	141,865
Dixons Group PLC	54,809,561	139,556
General Motors Corp.	4,950,000	135,630
Rank Group PLC	20,200,000	105,724
Accor SA	2,050,000	102,390
Kesa Electricals PLC	21,750,000	92,300
Shangri-La Asia Ltd.	60,472,000	84,640
Hilton Group PLC	11,900,000	71,384
Schibsted ASA	1,907,400	55,021
Hyatt Regency SA	3,949,380	48,391
Greene King PLC	3,927,110	43,920
Harrah’s Entertainment, Inc.	725,000	43,848
Intercontinental Hotels Group PLC	3,284,906	41,007
Hyundai Motor Co., nonvoting preferred, Series 2	750,000	38,021
ServiceMaster Co.	2,729,200	34,333
Ekornes ASA	1,455,425	26,422
Fisher & Paykel Appliances Holdings Ltd.	10,600,000	23,868
Pacifica Group Ltd.	887,670	1,247
		1,229,567

HEALTH CARE — 1.98%
Bristol-Myers Squibb Co.	16,500,000	349,305
Merck & Co., Inc.	10,500,000	296,310
Sanofi-Aventis	1,900,000	152,165
Sonic Healthcare Ltd.	13,348,349	145,380
Fisher & Paykel Healthcare Corp. Ltd.[1]	33,061,000	80,225
Cochlear Ltd.	2,480,600	70,377
		1,093,762

INFORMATION TECHNOLOGY — 0.92%
Microsoft Corp.	13,185,000	338,854
Delta Electronics, Inc.	57,181,382	96,414
Taiwan Semiconductor Manufacturing Co. Ltd.	23,704,736	36,786
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,910,396	15,436
Rotork PLC	2,400,000	24,274
		511,764

MISCELLANEOUS — 4.20%
Other common stocks in initial period of acquisition		2,323,387

Total common stocks (cost: $30,338,669,000)		36,788,413

		Market value
Preferred stocks — 0.17%	Shares	(000)

FINANCIALS — 0.10%
BNP Paribas Capital Trust 9.003% noncumulative trust preferred[3,4]	22,500,000	$26,148
Fannie Mae, Series O, 7.00% preferred[3]	245,000	13,475
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred[1]	400,000	10,160
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred[3,4]	4,000,000	4,694
ING Capital Funding Trust III 8.439% noncumulative preferred[4]	2,500,000	2,845
		57,322

MISCELLANEOUS — 0.07%
Other preferred stocks in initial period of acquisition		37,198

Total preferred stocks (cost: $94,986,000)		94,520

Convertible securities — 0.93%	Shares or principal amount

FINANCIALS — 0.27%
Fannie Mae 5.375% convertible preferred	965	88,177
UnumProvident Corp. 8.25% ACES convertible 2006	1,000,000 units	39,300
Chubb Corp. 7.00% convertible preferred 2006	600,000 units	20,178
		147,655

CONSUMER DISCRETIONARY — 0.16%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	2,473,600	78,883
General Motors Corp., Series B, 5.25% convertible senior debentures 2032	$17,500,000	11,550
		90,433

UTILITIES — 0.14%
PG&E Corp. 9.50% convertible note 2010	$28,000,000	76,300

HEALTH CARE — 0.13%
Schering-Plough Corp. 6.00% convertible preferred 2007	1,000,000	52,720
Baxter International Inc. 7.00% convertible preferred 2006	400,000 units	21,668
		74,388

MATERIALS — 0.07%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred[3]	35,000	38,771

CONSUMER STAPLES — 0.05%
Albertson’s, Inc. 7.25% convertible preferred 2007	1,200,000 units	29,040

TELECOMMUNICATION SERVICES — 0.03%
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006	€12,000,000	15,736

INDUSTRIALS — 0.02%
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031[3]	100,000	9,069

MISCELLANEOUS — 0.06%
Other convertible securities in initial period of acquisition		30,855

Total convertible securities (cost: $533,200,000)		512,247

	Principal amount	Market value
Bonds & notes — 21.85%	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[5]— 5.47%
Fannie Mae 4.89% 2012	$25,000	$24,624
Fannie Mae 4.00% 2015	75,108	71,936
Fannie Mae 11.00% 2015	705	804
Fannie Mae 6.00% 2016	1,062	1,087
Fannie Mae 7.00% 2016	141	147
Fannie Mae 11.00% 2016	361	414
Fannie Mae 5.00% 2017	260	257
Fannie Mae 6.00% 2017	14,309	14,644
Fannie Mae 6.00% 2017	3,499	3,580
Fannie Mae 6.00% 2017	2,266	2,319
Fannie Mae 6.00% 2017	1,769	1,810
Fannie Mae 6.00% 2017	683	699
Fannie Mae 6.00% 2017	410	420
Fannie Mae 5.00% 2018	42,730	42,226
Fannie Mae 5.00% 2018	2,725	2,693
Fannie Mae 11.00% 2018	818	943
Fannie Mae 5.50% 2019	37,222	37,502
Fannie Mae 11.00% 2020	351	393
Fannie Mae 10.50% 2022	735	824
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	620	649
Fannie Mae 7.50% 2029	122	129
Fannie Mae 7.00% 2030	469	491
Fannie Mae 6.50% 2031	1,070	1,101
Fannie Mae 6.50% 2031	970	1,000
Fannie Mae 6.50% 2031	447	460
Fannie Mae 7.00% 2031	452	473
Fannie Mae 7.50% 2031	464	491
Fannie Mae 7.50% 2031	87	92
Fannie Mae 6.50% 2032	518	533
Fannie Mae 6.50% 2032	307	316
Fannie Mae 7.00% 2032	625	654
Fannie Mae 3.749% 2033[4]	17,457	17,073
Fannie Mae 4.028% 2033[4]	3,224	3,173
Fannie Mae 4.179% 2033[4]	3,906	3,857
Fannie Mae 6.00% 2033	391	394
Fannie Mae 6.50% 2033	6,706	6,899
Fannie Mae 5.50% 2034	26,915	26,562
Fannie Mae 5.50% 2034	25,018	24,702
Fannie Mae 5.50% 2034	13,167	12,994
Fannie Mae 6.00% 2034	65,981	66,581
Fannie Mae 6.00% 2034	10,125	10,217
Fannie Mae 6.00% 2034	7,107	7,171
Fannie Mae 6.00% 2034	4,428	4,469
Fannie Mae 6.00% 2034	4,094	4,132
Fannie Mae 6.00% 2034	3,724	3,758
Fannie Mae 6.00% 2034	3,706	3,739
Fannie Mae 6.00% 2034	3,469	3,501
Fannie Mae 6.00% 2034	3,236	3,266
Fannie Mae 6.00% 2034	3,195	3,224
Fannie Mae 6.00% 2034	3,029	3,057
Fannie Mae 6.00% 2034	2,979	3,006
Fannie Mae 6.00% 2034	2,670	2,695
Fannie Mae 6.00% 2034	2,134	2,157
Fannie Mae 6.00% 2034	1,214	1,225
Fannie Mae 6.00% 2034	977	986
Fannie Mae 6.00% 2034	194	196
Fannie Mae 6.00% 2034	193	194
Fannie Mae 6.00% 2034	$83	$84
Fannie Mae 6.50% 2034	10,913	11,226
Fannie Mae 4.50% 2035[4]	11,921	11,730
Fannie Mae 5.00% 2035	13,976	13,454
Fannie Mae 5.00% 2035	6,270	6,036
Fannie Mae 5.50% 2035	152,555	150,558
Fannie Mae 5.50% 2035	99,346	98,046
Fannie Mae 5.50% 2035	50,000	49,317
Fannie Mae 5.50% 2035	21,391	21,111
Fannie Mae 5.50% 2035	19,275	19,022
Fannie Mae 5.50% 2035	17,000	16,777
Fannie Mae 5.50% 2035	15,000	14,936
Fannie Mae 5.50% 2035	14,973	14,777
Fannie Mae 5.50% 2035	14,052	13,868
Fannie Mae 5.50% 2035	11,962	11,805
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037	4,043	4,023
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	723	761
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020	9,184	8,960
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2020	9,585	9,662
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-6, 5.50% 2034	5,787	5,759
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 4.163% 2035[4]	50,000	50,000
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	83,352	83,348
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	39,945	39,845
Countrywide Alternative Loan Trust, Series 2005-13CB, Class A-3, 5.50% 2035	20,768	20,682
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	20,000	20,018
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	9,538	9,530
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 4-P-4, 5.50% 2035	3,000	3,003
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	6,949	6,879
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	42,148	42,290
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	34,037	34,062
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	3,098	3,100
Freddie Mac 4.00% 2015	88,160	83,635
Freddie Mac 6.00% 2017	660	674
Freddie Mac 4.50% 2018	7,411	7,183
Freddie Mac 5.00% 2018	14,914	14,737
Freddie Mac 6.50% 2032	6,880	7,069
Freddie Mac 7.50% 2032	3,488	3,692
Freddie Mac 6.00% 2033	2,145	2,167
Freddie Mac 6.00% 2034	11,649	11,770
Freddie Mac 6.00% 2034	8,714	8,804
Freddie Mac 6.00% 2034	7,485	7,562
Freddie Mac 4.648% 2035[4]	29,052	28,594
Freddie Mac 4.789% 2035[4]	31,767	31,365
Freddie Mac, Series 3061, Class PN, 5.50% 2035	30,000	29,916
Freddie Mac 6.00% 2035	19,945	20,152
Freddie Mac 6.00% 2035	9,078	9,172
Freddie Mac 6.00% 2035	1,272	1,286
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036	140	140
CS First Boston Mortgage Securities Corp., Series 2004-HC1, Class A-1, 4.37% 2021[3,4]	17,288	17,288
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	5,048	5,088
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	2,213	2,234
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	2,585	2,638
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	6,614	6,775
CS First Boston Mortgage Securities Corp., Series 2004-AR8, Class 2-A-1, 4.637% 2034[4]	11,086	10,808
CS First Boston Mortgage Securities Corp., Series 2003-AR30, Class II-A-1, 4.691% 2034[4]	27,072	26,731
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.705% 2034[4]	12,604	12,442
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	10,177	10,419
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	$2,790	$2,969
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	8,730	8,765
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	48,000	50,337
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class G, 7.165% 2035[3]	1,435	1,558
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, 4.485% 2036	5,361	5,264
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-1, 3.466% 2039	13,788	13,430
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,550	6,891
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.842% 2033[4]	11,919	11,841
CHL Mortgage Pass-Through Trust, Series 2004-7, Class 3-A-1, 4.072% 2034[4]	8,012	7,794
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 12-A-1, 4.823% 2034[4]	6,260	6,183
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.206% 2034[4]	6,257	6,239
CHL Mortgage Pass-Through Trust, Series 2005-12, Class 2-A-5, 5.50% 2035	13,684	13,539
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class II-A-4, 5.90% 2036	79,860	79,764
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	7,957	7,795
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	78,216	77,701
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	19,552	19,573
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034	1,480	1,476
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.004% 2033[4]	6,093	5,963
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.424% 2034[4]	9,555	9,382
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.993% 2034[4]	11,215	11,095
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 5.153% 2034[4]	15,062	14,978
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[4]	50,000	48,740
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1, 6.80% 2031	9,362	9,532
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	56,351	54,882
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	26,000	25,357
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	12,229	12,121
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[4]	5,644	5,519
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[4]	4,976	4,952
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.35% 2033[4]	4,359	4,284
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.60% 2034[4]	5,804	5,695
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 4.34% 2045	35,456	35,456
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	26,000	25,300
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[3]	13,620	13,267
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	20,000	19,552
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.903% 2035[4]	53,122	53,367
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	11,605	11,842
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	22,230	23,633
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	13,250	13,852
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	43,400	43,435
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	4,744	4,783
Government National Mortgage Assn. 6.50% 2034	812	845
Government National Mortgage Assn. 4.00% 2035[4]	29,460	28,795
Government National Mortgage Assn. 4.00% 2035[4]	9,077	8,852
Government National Mortgage Assn. 4.00% 2035[4]	8,958	8,736
Mastr Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	1,208	1,210
Mastr Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	2,521	2,523
Mastr Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	10,087	10,006
Mastr Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	5,244	5,239
Mastr Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	11,219	11,288
Mastr Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	13,211	13,481
J.P. Morgan Mortgage Trust, Series 2005-A4, Class 3-A-1, 5.192% 2035[4]	44,031	43,547
Citigroup Mortgage Loan Trust Inc., Series 2004-HYB1, Class A-3-1, 4.55% 2034[4]	38,923	38,226
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.702% 2034[4]	29,907	29,705
Morgan Stanley Mortgage Trust, Series 2004-3, Class 3-A, 6.00% 2034	8,405	8,412
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030	15,595	16,215
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	16,187	16,552
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-2, 6.70% 2034	4,614	4,936
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A-2, 6.36% 2034	$28,625	$30,173
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-2, 5.676% 2035	12,494	12,643
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041	11,349	11,091
Banc of America Commercial Mortgage Inc., Series 2002-2, Class A-1, 3.366% 2043	5,628	5,555
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	25,062	25,041
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[3]	7,750	8,462
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29% 2016[3]	13,900	15,583
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.556% 2027[3,4]	2,411	2,451
Structured Asset Securities Corp., Series 2005-6, Class 5-A-4, 5.00% 2035	14,636	13,850
Structured Asset Securities Corp., Series 2005-6, Class 5-A-9, 5.00% 2035	7,765	7,608
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-1, 4.482% 2006	4,027	4,022
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008	11,127	11,480
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	7,786	7,893
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class B, 4.996% 2016[3,4]	23,000	23,089
Banc of America Funding Corp., Series 2005-H, Class 9-A-1, 6.018% 2035[4]	20,000	20,106
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.847% 2035[3,4]	2,000	2,138
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	18,227	17,607
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 5-A-1, 6.00% 2020	16,794	16,937
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 6-A-1, 6.50% 2020	2,092	2,120
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	9,935	10,442
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	7,052	7,594
Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A-6, 3.40% 2033	2,000	1,898
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	9,000	8,686
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class M-I-1, 5.186% 2034	6,000	5,878
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-1, 5.02% 2035	5,482	5,485
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	10,724	10,339
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 6.07% 2035[4]	15,000	15,127
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	14,873	14,859
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033	12,285	12,467
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	12,251	12,345
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.969% 2035[4]	12,086	11,961
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[4]	8,049	7,962
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1, 3.405% 2034[4]	3,577	3,518
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 2015[3]	10,000	10,805
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	9,765	10,142
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.11% 2035[4]	10,000	9,657
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[3]	7,815	8,112
RAAC Mortgage Loan Asset-backed Trust, Series 2004-SP3, Class A-I-5, 4.8902% 2032	5,000	4,796
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class G, 7.188% 2034[3,4]	2,000	2,163
		3,028,708

FINANCIALS — 3.61%
USA Education, Inc. 5.625% 2007	40,000	40,436
SLM Corp., Series A, 3.625% 2008	10,000	9,740
SLM Corp., Series A, 4.00% 2009	10,000	9,712
SLM Corp., Series A, 4.34% 2009[4]	20,000	19,999
SLM Corp., Series A, 4.37% 2009	10,000	9,793
SLM Corp., Series A, 4.50% 2010	51,000	49,815
SLM Corp., Series A, 5.375% 2014	10,000	10,094
ASIF Global Financing XXVIII 3.75% 2007[3,4]	7,000	7,006
ASIF Global Financing XXIII 3.90% 2008[3]	13,605	13,207
ASIF Global Financing XIX 4.90% 2013[3]	4,000	3,945
AIG SunAmerica Global Financing VII 5.85% 2008[3]	7,500	7,676
International Lease Finance Corp., Series P, 3.125% 2007	5,000	4,872
International Lease Finance Corp. 4.35% 2008	28,500	27,956
International Lease Finance Corp. 4.50% 2008	17,000	16,770
International Lease Finance Corp. 3.50% 2009	2,000	1,896
International Lease Finance Corp., Series O, 4.55% 2009	$4,600	$4,541
International Lease Finance Corp. 4.75% 2009	3,000	2,949
International Lease Finance Corp. 6.375% 2009	15,000	15,589
International Lease Finance Corp. 5.00% 2010	6,560	6,516
International Lease Finance Corp. 5.00% 2012	10,000	9,760
American International Group 4.70% 2010[3]	5,000	4,916
American International Group, Inc. 4.25% 2013	2,000	1,886
American International Group 5.05% 2015[3]	3,000	2,938
Household Finance Corp. 6.50% 2006	20,000	20,096
Household Finance Corp. 5.75% 2007	11,000	11,128
Household Finance Corp. 4.125% 2008	6,000	5,856
Household Finance Corp. 6.40% 2008	60,000	62,149
HSBC Bank USA 4.625% 2014[3]	6,000	5,738
HSBC Finance Corp. 5.00% 2015	4,535	4,377
HSBC Holdings PLC 4.61% (undated)[3,4]	6,000	5,610
Prudential Financial, Inc. 4.104% 2006	15,000	14,851
Prudential Insurance Co. of America 6.375% 2006[3]	35,445	35,845
PRICOA Global Funding I 3.97% 2007[3,4]	2,000	2,003
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[3]	4,500	4,368
Prudential Funding LLC 6.60% 2008[3]	12,412	12,930
Prudential Holdings, LLC, Series C, 8.695% 2023[3,5]	15,000	18,839
EOP Operating LP 8.375% 2006	600	608
EOP Operating LP 7.75% 2007	45,000	47,433
EOP Operating LP 6.75% 2008	9,195	9,534
EOP Operating LP 4.65% 2010	19,500	18,994
Spieker Properties, LP 6.75% 2008	3,500	3,617
Spieker Properties, LP 7.125% 2009	2,000	2,120
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006[3]	25,000	25,084
Monumental Global Funding Trust II, Series 2003-F, 3.45% 2007[3]	10,000	9,786
Monumental Global Funding Trust II, Series 2004-E, 4.10% 2007[3,4]	2,000	2,002
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007[3]	42,000	42,071
Bank One, National Association 5.50% 2007	20,000	20,204
J.P. Morgan Chase & Co. 3.50% 2009	10,000	9,563
J.P. Morgan Chase & Co. 4.50% 2010	20,000	19,502
J.P. Morgan Chase & Co. 4.891% 2015	20,000	19,761
Washington Mutual, Inc. 7.50% 2006	26,500	27,000
Washington Mutual, Inc. 5.625% 2007	7,000	7,059
Washington Mutual, Inc. 4.20% 2010	22,500	21,732
Washington Mutual, Inc. 4.361% 2012[4]	10,000	10,011
BankAmerica Corp. 7.125% 2006	1,000	1,011
BankAmerica Corp. 5.875% 2009	7,500	7,716
BankAmerica Corp. 7.125% 2011	1,750	1,914
BankBoston NA 7.00% 2007	7,500	7,793
Bank of America Corp. 3.875% 2008	4,400	4,319
Bank of America Corp. 5.25% 2007	20,000	20,121
Bank of America Corp. 4.50% 2010	18,000	17,628
Bank of America Corp. 4.875% 2012	2,000	1,976
Developers Diversified Realty Corp. 3.875% 2009	15,000	14,398
Developers Diversified Realty Corp. 4.625% 2010	19,750	19,097
Developers Diversified Realty Corp. 5.00% 2010	22,500	22,153
Capital One Bank 6.875% 2006	10,000	10,057
Capital One Bank 5.75% 2010	3,000	3,059
Capital One Bank 6.50% 2013	13,477	14,140
Capital One Financial Corp. 7.125% 2008	5,750	6,034
Capital One Financial Corp. 6.25% 2013	5,000	5,182
Capital One Financial Corp. 5.50% 2015	12,000	11,768
Allstate Corp. 5.375% 2006	$20,000	$20,097
Allstate Financial Global Funding LLC 5.25% 2007[3]	15,000	15,041
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009	15,000	14,772
MBNA Corp. 5.625% 2007	26,000	26,382
MBNA Corp., Series F, 4.163% 2008[4]	7,500	7,569
MBNA America Bank, National Association 5.375% 2008	15,500	15,651
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	19,500	19,294
United Dominion Realty Trust, Inc. 6.50% 2009	28,925	30,133
Liberty Mutual Group Inc. 5.75% 2014[3]	20,000	19,285
Liberty Mutual Group Inc. 6.50% 2035[3]	28,500	26,548
Resona Bank, Ltd. 5.85% (undated)[3,4]	15,000	14,506
Resona Preferred Global Securities (Cayman), Ltd. 7.191% (undated)[3,4]	28,250	28,831
Wells Fargo & Co. 5.125% 2007	27,500	27,561
Wells Fargo & Co. 4.125% 2008	15,000	14,809
CIT Group Inc. 3.65% 2007	11,000	10,742
CIT Group Inc. 3.375% 2009	5,000	4,744
CIT Group Inc. 6.875% 2009	16,000	17,065
CIT Group Inc. 4.25% 2010	10,000	9,688
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	38,500	37,204
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	5,000	4,891
CNA Financial Corp. 6.75% 2006	2,500	2,541
CNA Financial Corp. 6.60% 2008	4,000	4,151
CNA Financial Corp. 5.85% 2014	33,000	32,284
iStar Financial, Inc., Series B, 4.875% 2009[1]	2,000	1,967
iStar Financial, Inc. 5.375% 2010[1]	25,675	25,423
iStar Financial, Inc., Series B, 5.125% 2011[1]	10,000	9,700
Lazard LLC 7.125% 2015[3]	35,000	34,138
XL Capital Ltd. 5.25% 2014	10,000	9,599
Mangrove Bay Pass Through Trust 6.102% 2033[3,4]	24,070	23,743
Commercial Credit Co. 6.625% 2006	1,975	2,013
Citigroup Inc. 4.125% 2010	11,000	10,642
Citigroup Inc. 4.625% 2010	10,000	9,842
Citigroup Inc. 5.125% 2014	10,000	9,979
Willis North America, Inc. 5.125% 2010	20,950	20,741
Willis North America, Inc. 5.625% 2015	10,000	9,830
Hospitality Properties Trust 7.00% 2008	5,500	5,705
Hospitality Properties Trust 6.75% 2013	18,925	20,023
Hospitality Properties Trust 5.125% 2015	5,000	4,748
Nationwide Life Insurance Co. 5.35% 2007[3]	27,500	27,618
HBOS PLC 5.92% (undated)[3,4]	25,000	24,681
American Express Credit Corp. 3.00% 2008	10,000	9,566
American Express Co. 4.75% 2009	15,000	14,902
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[3]	20,000	19,470
MetLife, Inc. 5.00% 2015	2,500	2,434
ING Security Life Institutional Funding 2.70% 2007[3]	15,000	14,532
ING Security Life Institutional Funding 4.34% 2010[3,4]	4,000	4,006
Rouse Co. 3.625% 2009	5,000	4,650
Rouse Co. 7.20% 2012	9,446	9,854
Rouse Co. 5.375% 2013	4,000	3,760
Simon Property Group, LP 6.375% 2007	5,000	5,127
Simon Property Group, LP 5.375% 2008	2,000	2,019
Simon Property Group, LP 3.75% 2009	3,000	2,882
Simon Property Group, LP 4.875% 2010	5,000	4,945
Simon Property Group, LP 4.875% 2010	2,500	2,466
PNC Funding Corp. 5.75% 2006	7,500	7,556
PNC Funding Corp. 4.20% 2008	10,000	9,864
Archstone-Smith Operating Trust 5.00% 2007	$5,000	$5,003
Archstone-Smith Operating Trust 5.625% 2014	11,750	11,912
ERP Operating LP 4.75% 2009	6,360	6,300
ERP Operating LP 6.95% 2011	8,200	8,832
ERP Operating LP 6.625% 2012	1,250	1,339
ACE Capital Trust II 9.70% 2030	12,210	16,164
Marsh & McLennan Companies, Inc. 5.15% 2010	15,000	14,762
Berkshire Hathaway Finance Corp. 4.75% 2012	15,000	14,722
BNP Paribas 4.80% 2015[3]	5,000	4,826
BNP Paribas 5.186% noncumulative (undated)[3,4]	10,000	9,633
Chuo Mitsui Trust and Banking Co., Ltd. 5.506% (undated)[3,4]	14,520	13,773
Genworth Financial, Inc. 4.75% 2009	13,795	13,666
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	13,000	12,769
Zions Bancorporation 6.00% 2015	11,585	12,098
Price REIT, Inc. 7.50% 2006	4,900	5,028
Kimco Realty Corp., Series C, 3.95% 2008	5,000	4,894
Kimco Realty Corp. 6.00% 2012	2,000	2,076
ProLogis Trust 5.25% 2010[3]	10,000	9,971
Sumitomo Mitsui Banking Corp. 5.625% (undated)[3,4]	10,000	9,799
Principal Life Global Funding I 4.40% 2010[3]	10,000	9,709
Popular North America, Inc., Series E, 3.875% 2008	10,000	9,702
Barclays Bank PLC 8.55% (undated)[3,4]	8,080	9,352
Deutsche Bank Financial LLC 5.375% 2015	4,000	4,035
Deutsche Bank Capital Funding Trust I, 7.872% (undated)[3,4]	3,950	4,295
National Westminster Bank PLC 7.375% 2009	3,000	3,261
National Westminster Bank PLC 7.75% (undated)[4]	4,588	4,817
Signet Bank 7.80% 2006	7,760	7,965
Boston Properties LP 6.25% 2013	6,500	6,787
Lincoln National Corp. 5.25% 2007	6,145	6,178
Federal Realty Investment Trust 6.125% 2007	4,500	4,583
Federal Realty Investment Trust 8.75% 2009	1,000	1,124
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	5,000	4,971
New York Life Global Funding 4.625% 2010[3]	5,000	4,929
Independence Community Bank 3.75% 2014[4]	4,000	3,816
Assurant, Inc. 5.625% 2014	3,000	3,005
Skandinaviska Enskilda Banken AB 5.471% (undated)[3,4]	3,000	2,943
Abbey National PLC 6.70% (undated)[4]	2,412	2,505
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007[3]	2,000	2,009
Hartford Financial Services Group, Inc. 2.375% 2006	2,000	1,974
		1,997,990

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 3.41%
U.S. Treasury 5.75% 2005	15,000	15,010
U.S. Treasury 6.50% 2006	45,000	45,868
U.S. Treasury 6.875% 2006	100,000	101,383
U.S. Treasury 7.00% 2006	20,000	20,362
U.S. Treasury 9.375% 2006	2,000	2,031
U.S. Treasury 3.25% 2007	43,188	42,344
U.S. Treasury 6.125% 2007	100,000	102,961
U.S. Treasury 6.25% 2007	100,000	102,406
U.S. Treasury 3.625% 2009	130,000	126,395
U.S. Treasury 3.875% 2009[6]	59,868	64,095
U.S. Treasury 6.00% 2009	100,000	105,367
U.S. Treasury 5.75% 2010	100,000	105,492
U.S. Treasury 6.50% 2010	10,000	10,784
U.S. Treasury 13.875% 2011	126,489	132,873
U.S. Treasury 10.375% 2012	25,000	27,883
U.S. Treasury 12.00% 2013	$64,000	$76,660
U.S. Treasury 13.25% 2014	20,000	25,728
U.S. Treasury Principal Strip 0% 2015	36,970	23,446
U.S. Treasury Principal Strip 0% 2018	11,460	6,299
U.S. Treasury 7.875% 2021	33,300	44,279
U.S. Treasury Principal Strip 0% 2029	16,950	5,573
Freddie Mac 5.25% 2006	80,000	80,154
Freddie Mac 3.375% 2007	15,284	14,932
Freddie Mac 5.125% 2008	75,000	75,860
Freddie Mac 5.75% 2009	75,000	77,355
Freddie Mac 6.625% 2009	75,000	79,902
Freddie Mac 4.125% 2010	35,000	34,023
Freddie Mac 5.875% 2011	75,000	77,974
Freddie Mac 4.50% 2014	10,000	9,741
Fannie Mae 6.34% 2007	20,000	20,594
Fannie Mae 7.125% 2007	50,000	51,645
Fannie Mae 5.75% 2008	40,000	40,934
Federal Home Loan Bank 3.375% 2007	93,295	91,020
Federal Agricultural Mortgage Corp. 4.25% 2008	45,000	44,406
		1,885,779

ASSET-BACKED OBLIGATIONS[5]— 2.18%
CWABS, Inc., Series 2004-15, Class AF-3, 4.025% 2031	20,000	19,569
CWABS, Inc., Series 2004-10, Class 2-AV-2, 4.388% 2033[4]	28,274	28,301
CWABS, Inc., Series 2005-BC1, Class 2-A-1, 4.128% 2035[4]	11,933	11,941
CWABS, Inc., Series 2005-3, Class 3-AV-1, 4.138% 2035[4]	19,531	19,509
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	15,000	14,388
CWABS, Inc., Series 2004-12, Class AF-6, 4.634% 2035	8,000	7,703
CWABS, Inc., Series 2005-11, Class AF-6, 5.05% 2036	5,000	4,838
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[3]	2,049	2,003
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009[3]	3,884	3,858
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009[3]	1,265	1,261
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[3]	10,000	9,852
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[3]	24,232	23,933
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[3]	28,616	28,240
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 2012[3]	12,000	11,833
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[3]	12,500	12,375
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured, 2.419% 2008[3]	6,300	6,208
Drivetime Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 3.799% 2008[3]	17,744	17,667
Drivetime Auto Owner Trust, Series 2004-B, Class A-3, MBIA insured, 3.475% 2009[3]	16,656	16,463
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[3]	18,579	18,434
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-5, FGIC insured, 5.45% 2035	16,000	15,812
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-5, FGIC insured, 4.95% 2035	40,500	39,171
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured, 2.41% 2007[3]	1,398	1,396
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[3]	21,400	21,186
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[3]	14,000	13,895
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	18,750	18,344
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured, 3.55% 2009	29,838	29,617
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	20,000	19,764
AmeriCredit Automobile Receivables Trust, Series 2004-B-M, Class A-4, MBIA insured, 2.67% 2011	5,000	4,851
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[3]	48,860	48,035
Advanta Business Card Master Trust, Series 2005-A1, Class A-1, 4.07% 2011[4]	17,000	16,966
Advanta Business Card Master Trust, Series 2005-A2, Class A-1, 4.13% 2013[4]	29,000	28,941
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-3, FGIC insured, 4.45% 2034	25,881	25,650
New Century Home Equity Loan Trust, Series 2005-A, Class A-1A, 4.158% 2035[4]	13,828	13,828
Triad Automobile Receivables Trust, Series 2002-1, Class A-3, AMBAC insured, 3.00% 2009[3]	3,295	3,268
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	33,475	32,862
Consumer Credit Reference Index Securities Program Trust, Series 2002-1A, Class A, 5.924% 2007[3,4]	$35,000	$35,469
Residential Asset Securities Corp. Trust, Series 2004-KS10, Class A-I-2, 4.358% 2029[4]	18,656	18,706
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 4.268% 2035[4]	15,075	15,094
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	19,850	19,577
UPFC Auto Receivables Trust, Series 2005-A, Class A-3, AMBAC insured, 4.34% 2010	14,000	13,901
DT Auto Owner Trust, Series 2005-B, Class A-3, XLCA insured, 4.429% 2010[3]	31,488	31,286
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	8,500	8,354
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	22,000	21,666
Bear Stearns Asset-backed Securities I Trust, Series 2004-FR3, Class I-A-I, 4.288% 2030[4]	4,465	4,467
Bear Stearns Asset-backed Securities I Trust, Series 2004-HE11, Class I-A-2, 4.338% 2033[4]	2,375	2,381
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 4.531% 2034[4]	23,006	23,013
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009	10,000	10,227
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	16,190	17,052
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A-3, 3.06% 2008	26,895	26,685
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class AF-3, 5.09% 2032	16,798	16,497
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[4]	8,653	8,473
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	23,530	23,144
First Investors Auto Owners Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[3]	3,300	3,229
First Investors Auto Owners Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[3]	20,000	19,841
Home Equity Asset Trust, Series 2004-7, Class M-2, 4.698% 2035[4]	20,000	20,146
Fremont Home Loan Trust, Series 2004-4, Class II-A2, 4.318% 2035[4]	20,000	20,046
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 4.358% 2034[4]	19,950	19,994
Providian Master Note Trust, Series 2005-A1A, Class A, 4.03% 2012[3,4]	20,000	19,975
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	17,444	17,442
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 4.42% 2030[4]	15,000	15,395
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class C, 4.97% 2013[4]	15,000	15,225
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011[3]	15,000	14,597
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2010[3]	15,000	14,588
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 4.438% 2034[4]	8,596	8,660
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 4.638% 2034[4]	5,511	5,532
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[3]	13,078	12,916
MMCA Auto Owner Trust, Series 2001-3, Class B, 4.92% 2008[4]	428	428
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009	2,613	2,590
MMCA Auto Owner Trust, Series 2002-3, Class A-4, 3.57% 2009	4,043	4,032
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010	4,260	4,250
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	10,083	10,576
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009	10,000	9,849
PSE&G Transition Funding II LLC, Series 2005-1, Class A-3, 4.49% 2015	10,000	9,617
Long Beach Mortgage Loan Trust, Series 2000-1, Class AF-3, 7.434% 2031	1,559	1,556
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class III-A2, 4.148% 2035[4]	7,377	7,375
GMACM Home Equity Loan Trust, Series 2004-HE5, Class A-6, 4.388% 2034	8,000	7,741
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	7,500	7,524
Saxon Asset Securities Trust, Series 2005-3, Class A-2B, 4.218% 2036[4]	7,500	7,496
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 4.27% 2019[3,4]	7,097	7,098
Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF-6, 4.747% 2034	5,800	5,596
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 4.57% 2013[4]	5,000	5,091
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2004-C, Class A-II-2, 4.308% 2035[4]	4,000	4,006
Impac CMB Trust, Series 2004-10, Class 1-A-2, FGIC insured, 4.388% 2035[4]	3,835	3,839
Navistar Financial Owner Trust, Series 2004-A, Class B, 2.56% 2011	3,173	3,068
ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1, Class A-2A, 4.458% 2033[4]	2,699	2,703
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58% 2008[3]	171	171
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009[3]	2,523	2,494
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010	2,215	2,210
NPF XII, Inc., Series 2001-1A, Class A, 1.99% 2004[3,4,7]	3,000	135
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007[3,7]	5,000	225
		1,205,210

CONSUMER DISCRETIONARY — 1.98%
Residential Capital Corp. 6.375% 2010[3]	$18,990	$19,308
General Motors Acceptance Corp. 7.75% 2010	5,985	6,028
General Motors Acceptance Corp. 6.875% 2011	33,274	32,301
General Motors Acceptance Corp. 7.25% 2011	121,940	120,071
General Motors Acceptance Corp. 6.875% 2012	2,617	2,524
General Motors Acceptance Corp. 7.00% 2012	26,672	25,906
Ford Motor Credit Co. 6.50% 2007	6,000	5,931
Ford Motor Credit Co. 7.20% 2007	5,000	4,992
Ford Motor Credit Co. 5.80% 2009	17,000	15,580
Ford Motor Credit Co. 5.70% 2010	15,000	13,510
Ford Motor Credit Co. 7.875% 2010	36,000	34,686
Ford Motor Credit Co. 7.375% 2011	15,000	14,103
DaimlerChrysler North America Holding Corp. 6.40% 2006	20,540	20,714
DaimlerChrysler North America Holding Corp. 4.05% 2008	6,480	6,295
DaimlerChrysler North America Holding Corp. 4.75% 2008	21,520	21,308
DaimlerChrysler North America Holding Corp. 7.20% 2009	3,000	3,169
DaimlerChrysler North America Holding Corp. 8.00% 2010	17,500	19,131
Comcast Cable Communications, Inc. 8.375% 2007	26,000	27,271
Comcast Cable Communications, Inc. 6.875% 2009	18,000	18,956
Tele-Communications, Inc. 7.875% 2013	10,000	11,285
Clear Channel Communications, Inc. 6.00% 2006	7,000	7,075
Clear Channel Communications, Inc. 6.625% 2008	8,245	8,457
Clear Channel Communications, Inc. 7.65% 2010	3,660	3,920
Chancellor Media Corp. of Los Angeles 8.00% 2008	34,000	36,246
Viacom Inc. 5.625% 2007	25,000	25,227
Viacom Inc. 7.70% 2010	25,000	27,260
Time Warner Inc. 8.18% 2007	10,000	10,531
AOL Time Warner Inc. 6.875% 2012	10,000	10,718
AOL Time Warner Inc. 6.15% 2007	15,000	15,265
Time Warner Companies, Inc. 9.125% 2013	10,000	11,956
May Department Stores Co. 4.80% 2009	38,750	38,238
May Department Stores Co. 5.75% 2014	3,785	3,788
May Department Stores Co. 6.65% 2024	3,465	3,511
Harrah’s Operating Co., Inc. 7.125% 2007	6,000	6,182
Harrah’s Operating Co., Inc. 7.50% 2009	15,000	15,961
Harrah’s Operating Co., Inc. 5.50% 2010	4,325	4,299
Harrah’s Operating Co., Inc. 5.625% 2015[3]	18,600	17,880
Liberty Media Corp. 8.50% 2029	9,160	8,779
Liberty Media Corp. 8.25% 2030	37,195	35,072
Pulte Homes, Inc. 4.875% 2009	15,000	14,727
Pulte Homes, Inc. 7.875% 2011	14,000	15,350
Pulte Homes, Inc. 8.125% 2011	7,500	8,286
Cox Radio, Inc. 6.625% 2006	37,567	37,749
Univision Communications Inc. 2.875% 2006	13,000	12,732
Univision Communications Inc. 3.875% 2008	4,100	3,935
Univision Communications Inc. 7.85% 2011	13,900	15,262
Kohl’s Corp. 6.30% 2011	27,690	29,091
Kohl’s Corp. 7.375% 2011	1,000	1,100
Marriott International, Inc., Series C, 7.875% 2009	16,323	17,881
Marriott International, Inc., Series F, 4.625% 2012	7,000	6,708
Toll Brothers, Inc. 6.875% 2012	2,000	2,120
Toll Brothers Finance Corp. 5.15% 2015[3]	22,500	20,872
Cox Communications, Inc. 7.75% 2006	22,351	22,827
Target Corp. 7.50% 2010	20,000	22,173
News America Inc. 5.30% 2014	22,585	22,158
Carnival Corp. 3.75% 2007	6,000	5,871
Carnival Corp. 6.15% 2008	15,725	16,161
Lowe’s Companies, Inc. 7.50% 2005	$10,096	$10,128
Lowe’s Companies, Inc., Series B, 6.70% 2007	5,455	5,622
Lowe’s Companies, Inc. 8.25% 2010	5,455	6,183
Centex Corp. 5.70% 2014	10,000	9,792
Centex Corp. 5.25% 2015	12,000	11,269
Hyatt Equities, LLC 6.875% 2007[3]	17,040	17,305
Ryland Group, Inc. 5.375% 2012	12,000	11,515
Ryland Group, Inc. 5.375% 2015	2,000	1,868
Hilton Hotels Corp. 7.625% 2008	4,000	4,166
Hilton Hotels Corp. 7.20% 2009	8,412	8,773
NVR, Inc. 5.00% 2010	8,000	7,783
Gap, Inc. 10.55% 2008[4]	6,250	6,978
Toys “R” Us, Inc. 7.875% 2013	7,520	6,091
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	1,500	1,543
Delphi Automotive Systems Corp. 6.50% 2009[7]	1,200	855
		1,098,308

TELECOMMUNICATION SERVICES — 1.40%
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006	128,200	128,942
Cingular Wireless LLC 5.625% 2006	12,000	12,111
AT&T Wireless Services, Inc. 7.35% 2006	3,000	3,026
AT&T Wireless Services, Inc. 7.50% 2007	33,575	34,877
AT&T Wireless Services, Inc. 7.875% 2011	50,700	56,830
Sprint Capital Corp. 6.00% 2007	15,000	15,195
US Unwired Inc., Series B, 10.00% 2012	3,000	3,427
Nextel Communications, Inc. 6.875% 2013	37,125	38,869
Nextel Communications, Inc. 7.375% 2015	43,015	45,567
France Télécom 7.405% 2006[4]	12,000	12,104
France Télécom 7.75% 2011[4]	76,250	85,024
France Télécom 10.00% 2031[4]	4,250	5,570
Telecom Italia Capital SA, Series A, 4.00% 2008	8,000	7,746
Telecom Italia Capital SA 4.00% 2010	12,000	11,418
Telecom Italia Capital SA 4.875% 2010	30,000	29,413
Telecom Italia Capital SA, Series B, 5.25% 2013	43,400	42,498
SBC Communications Inc. 5.75% 2006	19,900	20,007
SBC Communications Inc. 4.125% 2009	10,000	9,637
SBC Communications Inc. 6.25% 2011	10,000	10,423
SBC Communications Inc. 5.875% 2012	27,000	27,664
Singapore Telecommunications Ltd. 6.375% 2011[3]	27,925	29,664
Singapore Telecommunications Ltd. 6.375% 2011	9,825	10,437
Koninklijke KPN NV 8.00% 2010	33,750	37,670
Deutsche Telekom International Finance BV 3.875% 2008	10,375	10,121
Deutsche Telekom International Finance BV 8.50% 2010[4]	8,500	9,495
Deutsche Telekom International Finance BV 8.75% 2030[4]	13,900	17,287
BellSouth Corp. 4.75% 2012	20,000	19,345
ALLTEL Corp. 4.656% 2007	17,000	16,923
Teléfonos de México, SA de CV 8.25% 2006	15,000	15,172
Vodafone Group PLC 5.375% 2015	5,750	5,771
PCCW-HKT Capital Ltd. 8.00% 2011[3,4]	2,450	2,708
PCCW-HKT Capital Ltd. 7.75% 2011	1,800	1,989
		776,930

UTILITIES — 0.96%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	6,000	6,036
Dominion Resources, Inc., Series A, 3.66% 2006	6,000	5,928
Dominion Resources, Inc., Series B, 4.125% 2008	10,000	9,827
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	18,561	18,528
Dominion Resources, Inc., Series 2000-A, 8.125% 2010	35,000	39,042
Dominion Resources, Inc., Series 2002-C, 5.70% 2012[4]	$4,250	$4,326
Commonwealth Edison Co., Series 99, 3.70% 2008	2,750	2,662
Exelon Corp. 4.45% 2010	15,000	14,440
Exelon Corp. 6.75% 2011	17,000	17,993
Exelon Corp. 4.90% 2015	5,000	4,705
Exelon Generation Co., LLC 6.95% 2011	21,600	23,241
NiSource Finance Corp. 7.625% 2005	32,285	32,319
NiSource Finance Corp. 6.15% 2013	3,000	3,120
NiSource Finance Corp. 5.40% 2014	24,500	24,242
Duke Energy Corp. First and Ref. Mortgage Bonds, Series A, 3.75% 2008	10,000	9,747
Duke Capital Corp. 7.50% 2009	37,000	39,851
Duke Capital LLC 5.668% 2014	2,000	1,995
Scottish Power PLC 4.91% 2010	30,000	29,717
Scottish Power PLC 5.375% 2015	20,000	19,697
PSEG Power LLC 3.75% 2009	10,000	9,545
PSEG Power LLC 7.75% 2011	32,500	35,879
Ameren Corp. 4.263% 2007	2,500	2,467
Cilcorp Inc. 8.70% 2009	17,025	18,953
AmerenEnergy Generating Co., Series D, 8.35% 2010	5,000	5,610
Union Electric Co. 4.65% 2013	4,250	4,083
Cilcorp Inc. 9.375% 2029	5,000	6,903
American Electric Power Co., Inc. 4.709% 2007[4]	12,500	12,436
Appalachian Power Co., Series J, 4.40% 2010	10,000	9,681
Appalachian Power Co., Series I, 4.95% 2015	15,000	14,424
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	18,000	20,357
Centerpoint Energy, Inc., Series B, 6.85% 2015	5,000	5,368
Alabama Power Co., Series Y, 2.80% 2006	5,000	4,901
Alabama Power Co., Series X, 3.125% 2008	1,800	1,726
Alabama Power Co., Series R, 4.70% 2010	1,750	1,721
Alabama Power Co., Series Q, 5.50% 2017	4,000	4,040
Southern Power Co., Series B, 6.25% 2012	6,000	6,295
Oncor Electric Delivery Co. 6.375% 2012	13,725	14,409
Progress Energy, Inc. 6.85% 2012	4,000	4,255
Progress Energy Florida, Inc., First Mortgage Bonds, 4.80% 2013	5,000	4,854
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.15% 2015	5,000	4,918
Constellation Energy Group, Inc. 6.125% 2009	11,000	11,320
Equitable Resources, Inc. 5.15% 2012	2,500	2,510
Equitable Resources, Inc. 5.15% 2018	3,125	3,059
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,500	5,351
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	4,921
MidAmerican Energy Co. 5.125% 2013	1,500	1,492
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	1,000	953
		529,847

INDUSTRIALS — 0.71%
Cendant Corp. 6.875% 2006	17,588	17,819
Cendant Corp. 6.25% 2008	21,500	21,882
Cendant Corp. 7.375% 2013	24,355	26,654
General Electric Capital Corp., Series A, 5.00% 2007	47,500	47,706
General Electric Capital Corp. 4.25% 2008	10,000	9,887
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,5]	42,756	44,761
Waste Management, Inc. 6.50% 2008	6,180	6,421
Waste Management, Inc. 6.875% 2009	15,000	15,838
Waste Management, Inc. 7.375% 2010	15,000	16,325
Waste Management, Inc. 5.00% 2014	890	864
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	10,000	9,487
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013	15,530	15,932
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[5]	$4,818	$4,665
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	4,033	3,904
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[5]	14,904	14,790
Tyco International Group SA 6.125% 2008	13,000	13,411
Tyco International Group SA 6.125% 2009	7,000	7,221
Caterpillar Financial Services Corp., Series F, 4.30% 2008[4]	2,000	2,001
Caterpillar Inc. 4.50% 2009	2,500	2,470
Caterpillar Financial Services Corp. 4.30% 2010	14,300	13,949
Bombardier Inc. 6.30% 2014[3]	21,000	18,270
Raytheon Co. 4.85% 2011	16,000	15,801
Hutchison Whampoa International Ltd. 6.50% 2013[3]	11,800	12,391
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020[5]	10,853	10,795
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2023[5]	841	829
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013	5,000	4,867
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[5]	7,450	5,070
Delta Air Lines, Inc., 1991 Equipment Certificates Trust, Series K, 10.00% 2014[3,5,7]	2,000	460
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006[5]	1,400	1,410
Southwest Airlines Co., Series 2001-1, Class B, 6.126% 2006[5]	8,500	8,549
American Standard Inc. 7.625% 2010	7,000	7,606
Northrop Grumman Systems Corp. 7.125% 2011	5,000	5,466
John Deere Capital Corp. 3.90% 2008	3,000	2,942
Deere & Co. 8.95% 2019	2,000	2,246
		392,689

HEALTH CARE — 0.61%
Allegiance Corp. 7.30% 2006	7,385	7,537
Cardinal Health, Inc. 6.25% 2008	13,155	13,517
Cardinal Health, Inc. 6.75% 2011	100,250	106,783
UnitedHealth Group Inc. 7.50% 2005	10,770	10,779
UnitedHealth Group Inc. 3.30% 2008	7,500	7,257
UnitedHealth Group Inc. 3.75% 2009	10,000	9,654
UnitedHealth Group Inc. 4.125% 2009	22,000	21,398
Hospira, Inc. 4.95% 2009	48,950	48,588
Wyeth 4.375% 2008[4]	45,250	44,765
Aetna Inc. 7.375% 2006	17,250	17,404
Schering-Plough Corp. 5.55% 2013[4]	14,000	14,196
Humana Inc. 7.25% 2006	12,850	13,023
Health Net, Inc. 9.875% 2011[4]	9,000	10,483
Amgen Inc. 4.00% 2009	10,000	9,690
Columbia/HCA Healthcare Corp. 7.25% 2008	5,000	5,187
		340,261

MATERIALS — 0.49%
Norske Skogindustrier ASA 7.625% 2011[3]	58,490	62,702
Norske Skogindustrier ASA 6.125% 2015[3]	1,250	1,209
Weyerhaeuser Co. 5.95% 2008	13,941	14,278
Weyerhaeuser Co. 5.25% 2009	20,024	19,987
Weyerhaeuser Co. 6.75% 2012	19,330	20,495
Weyerhaeuser Co. 6.875% 2033	4,000	4,084
UPM-Kymmene Corp. 5.625% 2014[3]	29,500	29,069
International Paper Co. 4.00% 2010	10,915	10,226
International Paper Co. 6.75% 2011	8,500	8,950
International Paper Co. 5.85% 2012	9,085	9,113
Packaging Corp. of America 4.375% 2008	25,000	24,226
Dow Chemical Co. 5.00% 2007	10,500	10,547
Dow Chemical Co. 5.75% 2008	10,500	10,792
Teck Cominco Ltd. 5.375% 2015	11,000	10,712
Alcan Inc. 6.45% 2011	$1,000	$1,052
Alcan Inc. 5.20% 2014	8,000	7,855
ICI Wilmington, Inc. 4.375% 2008	4,000	3,913
ICI Wilmington, Inc. 5.625% 2013	3,000	2,979
Yara International ASA 5.25% 2014[3]	6,000	5,796
MeadWestvaco Corp. 2.75% 2005	5,500	5,489
Temple-Inland Inc., Series F, 6.75% 2009	500	515
Temple-Inland Inc. 7.875% 2012	3,500	3,821
Praxair, Inc. 3.95% 2013	4,000	3,722
		271,532

ENERGY — 0.49%
Devon Financing Corp., ULC 6.875% 2011	75,500	81,852
Apache Corp. 6.25% 2012	38,000	40,788
Phillips Petroleum Co. 8.75% 2010	34,000	39,313
Williams Companies, Inc. 7.125% 2011	10,000	10,362
Williams Companies, Inc. 8.125% 2012	16,300	17,686
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012	8,000	9,200
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,5]	6,642	6,404
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[5]	1,047	1,009
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3]	24,650	24,158
Sunoco, Inc. 6.75% 2011	7,500	8,034
Sunoco, Inc. 4.875% 2014	9,250	8,937
Pemex Finance Ltd. 8.875% 2010[5]	12,427	13,777
El Paso Corp. 7.875% 2012	8,000	8,200
		269,720

CONSUMER STAPLES — 0.24%
Wal-Mart Stores, Inc. 8.00% 2006	9,500	9,741
Wal-Mart Stores, Inc. 6.875% 2009	13,650	14,577
Wal-Mart Stores, Inc. 4.125% 2010	7,500	7,245
Anheuser-Busch Companies, Inc. 9.00% 2009	12,000	13,819
Anheuser-Busch Companies, Inc. 7.50% 2012	8,000	9,099
Diageo Capital PLC 4.375% 2010	12,000	11,718
Diageo Finance BV 5.30% 2015	2,300	2,294
Kraft Foods Inc. 4.625% 2006	1,000	997
Kraft Foods Inc. 6.25% 2012	1,855	1,953
Kraft Foods Inc. 6.50% 2031	500	541
Nabisco, Inc. 7.05% 2007	1,000	1,035
Nabisco, Inc. 7.55% 2015	6,645	7,741
CVS Corp. 4.00% 2009	10,000	9,626
CVS Corp. 6.117% 2013[3,5]	2,231	2,306
Pepsi Bottling Group, Inc. 5.625% 2009[3]	10,000	10,242
Molson Coors Capital Finance ULC 4.85% 2010[3]	7,500	7,373
Kellogg Co. 6.60% 2011	5,250	5,630
Kellogg Co. 7.45% 2031	500	614
PepsiAmericas, Inc. 4.875% 2015	6,000	5,844
SUPERVALU INC. 7.50% 2012	5,220	5,582
Cadbury Schweppes US Finance LLC 5.125% 2013[3]	5,500	5,427
		133,404

INFORMATION TECHNOLOGY — 0.16%
Electronic Data Systems Corp., Series B, 6.50% 2013[4]	53,000	53,522
Motorola, Inc. 4.608% 2007	12,500	12,444
Motorola, Inc. 7.625% 2010	2,385	2,664
Motorola, Inc. 8.00% 2011	10,000	11,548
Jabil Circuit, Inc. 5.875% 2010	7,500	7,610
		87,788

MUNICIPALS — 0.10%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2003-A1, 6.25% 2033	$15,580	$17,120
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	14,665	15,551
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025[5]	10,195	10,091
State of Louisiana, Tobacco Settlement Authority, Asset-backed Bonds, Series 2001-B, 5.50% 2030	6,020	6,174
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025[5]	6,007	5,991
		54,927

NON-U.S. GOVERNMENT BONDS & NOTES — 0.04%
United Mexican States Government Global 4.625% 2008	12,200	12,069
Corporación Andina de Fomento 6.875% 2012	10,000	10,825
		22,894

Total bonds & notes (cost: $12,245,739,000)		12,095,987

Short-term securities — 11.35%

Federal Home Loan Bank 3.585%-3.93% due 11/9-12/28/2005[8]	453,228	451,198
Variable Funding Capital Corp. 3.67%-4.05% due 11/4/2005-1/12/2006[3]	365,300	363,700
CAFCO LLC 3.68%-4.07% due 11/4/2005-1/17/2006[3]	287,428	286,333
Ciesco LLC 4.14% due 1/24/2006[3]	50,000	49,514
Wal-Mart Stores Inc. 3.63%-3.89% due 11/8-12/13/2005[3]	306,800	305,785
Freddie Mac 3.58%-3.99% due 11/1/2005-1/10/2006	292,100	290,580
International Lease Finance Corp. 3.66%-4.05% due 11/14/2005-1/5/2006[8]	290,100	289,056
Wells Fargo & Co. 3.73%-4.01% due 11/2-12/14/2005	283,200	283,200
Procter & Gamble Co. 3.62%-4.02% due 11/7/2005-1/19/2006[3]	283,228	282,055
Bank of America Corp. 3.68%-3.97% due 11/1-12/13/2005	235,000	234,430
Ranger Funding Co. LLC 3.90%-3.92% due 11/15-11/22/2005[3]	44,700	44,616
JP Morgan Chase & Co. 3.74%-3.95% due 11/1-12/9/2005	85,000	84,782
Preferred Receivables Funding Corp. 3.84% due 11/9/2005[3]	35,000	34,966
Park Avenue Receivables Co. LLC 3.71%-4.00% due 11/9-11/29/2005[3]	158,500	158,229
U.S. Treasury Bills 3.365%-3.826% due 12/1/2005-1/26/2006[8]	273,700	272,439
International Bank for Reconstruction and Development 3.54%-3.80% due 12/7-12/20/2005[8]	237,800	236,618
DuPont (E.I.) de Nemours & Co. 3.72%-3.85% due 11/3-12/6/2005	220,600	220,064
Pfizer Inc 3.71%-3.955% due 11/17-12/5/2005[3]	220,500	219,889
Clipper Receivables Co. LLC 3.67%-3.95% due 11/7/2005-1/9/2006[3]	212,500	211,877
Gannett Co. 3.73%-3.94% due 11/2-12/7/2005[3]	209,100	208,559
Tennessee Valley Authority 3.63%-3.795% due 11/17-12/15/2005	198,840	197,990
General Electric Capital Corp. 3.65% due 11/2/2005	50,000	49,991
General Electric Capital Services Inc. 3.64%-3.67% due 11/3/2005-1/11/2006	78,500	78,256
Edison Asset Securitization LLC 3.97% due 12/14-12/19/2005[3,8]	52,200	51,935
Federal Farm Credit Banks 3.58%-3.70% due 11/1-12/23/2005	166,000	165,341
HSBC Finance Corp. 3.94%-4.06% due 12/12/2005-1/18/2006	160,000	158,839
Coca-Cola Co. 3.57%-4.04% due 11/2/2005-1/20/2006	150,300	149,594
SBC Communications Inc. 3.75%-3.97% due 11/8-11/29/2005[3]	132,600	132,247
BellSouth Corp. 3.74%-3.85% due 11/16-11/29/2005[3]	97,500	97,241
Private Export Funding Corp. 3.66%-3.80% due 11/15-12/20/2005[3]	71,500	71,234
American Express Credit Corp. 3.73%-4.12% due 11/21/2005-1/9/2006	65,000	64,630
Netjets Inc. 3.68%-3.97% due 11/10-12/27/2005[3]	60,000	59,835
FCAR Owner Trust 4.10% due 12/9/2005	50,000	49,783
Hershey Co. 3.60%-3.64% due 11/7-11/10/2005[3]	49,000	48,955
Triple-A One Funding Corp. 3.85% due 11/14/2005[3]	48,500	48,427
PepsiCo Inc. 3.73% due 11/4/2005[3]	42,900	42,882
The Concentrate Manufacturing Co. of Ireland 3.96% due 11/28/2005	$3,300	$3,290
Colgate-Palmolive Co. 3.72% due 11/1/2005[3]	43,400	43,396
Kimberly-Clark Worldwide Inc. 3.86% due 11/18/2005[3]	36,500	36,430
Illinois Tool Works Inc. 3.92% due 11/21/2005	36,500	36,416
United Parcel Service Inc. 3.72% due 12/2/2005	36,500	36,381
3M Co. 3.86% due 11/23/2005	30,000	29,926
USAA Capital Corp. 3.64% due 11/15/2005	26,000	25,960
Medtronic Inc. 3.73% due 11/2/2005[3]	25,000	24,995
Bank of New York Co., Inc. 3.93% due 11/30/2005	25,000	24,918
Anheuser-Busch Companies, Inc. 3.70% due 12/12/2005[3]	25,000	24,887

Total short-term securities (cost: $6,281,915,000)		6,281,669

Total investment securities (cost: $49,494,509,000)		55,772,836
Other assets less liabilities		(422,243)

Net assets		$55,350,593

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Represents an affiliated company as defined under the Investment Company Act of 1940.
2 Security did not produce income during the last 12 months.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $4,427,286,000, which represented 8.00% of the net assets of the fund.
4 Coupon rate may change periodically.
5 Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
6 Index-linked bond whose principal amount moves with a government retail price index.
7 Company not making scheduled interest payments; bankruptcy proceedings pending.
8 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital Income Builder, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder, Inc (the "Fund") as of October 31, 2005, and for the year then ended and have issued our unqualified report thereon dated December 12, 2005 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of October 31, 2005 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.
In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
December 12, 2005

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER, INC.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and PEO

Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and PEO

Date: January 6, 2006

By /s/ Sheryl F. Johnson
Sheryl F. Johnson, Treasurer and PFO

Date: January 6, 2006